                        Securities Act File No. 333-44193
                Investment Company Act of 1940 File No. 811-08605

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /X/

         Post-Effective Amendment No. 15                                 /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /X/

         Amendment No. 17                                                /X/

                               UAM FUNDS, INC. II
               (Exact Name of Registrant as specified in Charter)
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                    (Address of Principal Executive Offices)
                                  610-676-1000
              (Registrant's Telephone Number, Including Area Code)

                     Linda T. Gibson, Senior Vice President
                          Old Mutual (US) Holdings Inc.
                      One International Place - 45th Floor
                                Boston, MA 02110
                                  617-330-1100

                     (Name and Address of Agent for Service)

                                   COPIES TO:
                             Audrey C. Talley, Esq.
                           Drinker, Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                                Philadelphia, PA
                                   19103-6996
    (Approximate Date of Proposed Public Offering): Effective Date of Filing

It is proposed that this filing become effective (check appropriate box):

     |X| Immediately upon filing pursuant to Paragraph (b)
     |_| on (date) pursuant to Paragraph (b)
     |_| 60 days after filing pursuant to paragraph (a)(1)
     |_| on (date) pursuant to paragraph (a) (1)
     |_| 75 days after filing pursuant to Paragraph (a)(2)
     |_| on (date) pursuant to Paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A
                               UAM FUNDS, INC. II

The prospectus of the following funds is included in this Post-Effective Amendment No. 15.

..    Analytic Defensive Equity Fund
..    Analytic International Fund
..    Analytic Short-Term Income Fund

                                             UAM Funds
                                             Funds for the Informed Investor/sm/

The Analytic Portfolios

Institutional Class Shares Prospectus                        April 30, 2002


 Analytic Defensive Equity Fund


 Analytic International Fund



 Analytic Short-Term Income Fund (formerly named the Analytic Short-Term Government Fund)





                                                                      [LOGO] UAM

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

 Table Of Contents


Analytic Defensive Equity Fund.................................................1

 What is the Fund's Objective?.................................................1
 What are the Fund's Principal Investment Strategies? .........................1
 What are the Fund's Principal Risks?..........................................2
 How has the Fund Performed?...................................................4
 What are the Fund's Fees and Expenses?....................................... 5

Analytic International Fund         ...........................................6

 What is the Fund's Objective?.................................................6
 What are the Fund's Principal Investment Strategies?......................... 6
 What are the Fund's Principal Risks?..........................................7
 How has the Fund Performed?...................................................9
 What are the Fund's Fees and Expenses?...................................... 10

Analytic Short-Term Income Fund (formerly named the
  Analytic Short-Term Government Fund)........................................11

 What is the Fund's Objective?................................................11
 What are the Fund's Principal Investment Strategies?........................ 11
 What are the Fund's Principal Risks?.........................................12
 How has the Fund Performed?..................................................13
 What are the Fund's Fees and Expenses?...................................... 14

Investing with the UAM Funds           .......................................16

 Buying Shares................................................................16
 Redeeming Shares............................................................ 18
 Exchanging Shares........................................................... 19
 Transaction Policies........................................................ 20
 Account Policies............................................................ 21

Additional Information about the Funds                 .......................24

 Other Investment Practices and Strategies .................................. 24
 Investment Management....................................................... 25
 Shareholder Servicing Arrangements.......................................... 26

Financial Highlights..........................................................28

 Defensive Equity Fund........................................................28
 International Fund...........................................................29
 Short-Term Income Fund.......................................................30


 The Board of Directors of UAM Funds, Inc. II has approved the reorganization (the "Reorganization") of the Analytic Defensive Equity Fund, Analytic In-ternational Fund and Analytic Short-Term Income Fund of UAM Funds, Inc. II (the "UAM Portfolios") into new portfolios of The Advisors' Inner Circle Fund (the "AIC Portfolios"). If the Reorganization of a UAM Portfolio is ap-proved by shareholders, the assets of that UAM Portfolio will be transferred to a corresponding AIC Portfolio, and shareholders of that UAM Portfolio will receive shares of equivalent value and number in that AIC Portfolio. In addition, each AIC Portfolio will have the same investment adviser and in-vestment objective and substantially similar investment restrictions, fees and expenses as its corresponding UAM Portfolio.


 A special shareholder meeting has been called for June 7, 2002 to vote on approval of the Reorganization on behalf of each UAM Portfolio. Shareholders of UAM Funds, Inc. II also will be asked to approve the dissolution of UAM Funds, Inc. II. Shareholders of record of the UAM Portfolios at the close of business on April 8, 2002 are entitled to notice of and to vote at the shareholder meeting or any adjournment thereof.


 Shareholders of the UAM Portfolios, as well as potential investors, should be aware that once the Reorganization has been approved by the UAM Portfo-lios' shareholders, the shareholders of the UAM Portfolios will become shareholders of the corresponding AIC Portfolios. The Reorganization is ex-pected to occur in late June 2002. Thereafter, UAM Funds, Inc. II will be dissolved under state law.

 Analytic Defensive Equity Fund


WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The Defensive Equity Fund seeks to obtain a greater long-term total return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  Through its proprietary investment process, the adviser attempts to create a well-diversified and significantly hedged portfolio by investing in a combination of stocks, debt securities and options. The Defensive Equity Fund normally seeks to achieve its objective by investing at least 80% of its total assets in equity securities. Equity securities represent an own-ership interest, or the right to acquire an ownership interest, in an is-suer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Eq-uity securities include common stocks, preferred stocks, convertible secu-rities, rights and warrants.

  The fund may also use options, which are agreements that give an investor the right to buy or sell an asset at an agreed upon price in the future, and futures contracts, which are agreements that enable an investor to buy or sell an asset at an agreed upon price in the future. Options are used to protect the fund's investments against changes resulting from market conditions (a practice called "hedging"). The adviser bases its hedging decisions on estimates of the fair value and expected contribution made by an option to the overall expected return of the fund.

  The fund may use futures contracts, which are agreements that enable an investor to buy or sell an asset at an agreed upon price in the future, and options on futures contracts for a variety of purposes, including:

  .   To reduce transaction costs;

  .   To manage cash flows;

  . To maintain full market exposure, which means to adjust the character-istics of its investments to more closely approximate those of its benchmark; and

  .   To enhance returns.

  The adviser selects equity securities for this fund using a proprietary system that ranks stocks according to a mathematical model. The adviser's system seeks to determine a security's intrinsic (true) value by evaluat-ing variables, such as relative valuation, price momentum, company funda-mentals, liquidity and risk. Using its system, the adviser believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index, the fund's investment universe. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technol-ogy or utilities) is similar to that of its investment universe. The ad-viser also believes that by using its system a fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

  The adviser begins the stock selection process by ranking stocks according to their one-month expected return. The adviser then uses a process called "portfolio optimization" to select securities that it believes will:

  .   Maximize expected returns for the fund;

  .   Minimize expected volatility relative to its benchmark; and

  . Diversify the assets of the fund among the various countries, indus-tries, sectors, and individual securities.

  The adviser monitors the stocks held by a fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. The adviser sells a secu-rity when it believes the incremental return from the sale exceeds the as-sociated transaction costs.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a spe-cific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vul-nerable to adverse developments than larger companies.

  Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the de-rivatives it purchased or sold.

  The lack of a liquid secondary market for a derivative may prevent a fund from closing its derivative positions and could adversely impact its abil-ity to achieve its objectives and to realize profits or limit losses.

  Since derivatives may be purchased for a fraction of their value, a rela-tively small price movement in a derivative may result in an immediate and substantial loss or gain to a fund. Derivatives are often more volatile than other investments and a fund may lose more in a derivative than it originally invested in it.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------





Calendar Year Returns


  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


                                  [GRAPHIC]
6.22%  6.72%  2.47%  21.55%  15.71%  19.08%  28.89%  21.35%  -6.46%  -1.98%
1992   1993   1994   1995    1996    1997    1998    1999    2000    2001

  During the periods shown in the chart for the fund, the highest return for a quarter was 16.31% (quarter ending 12/31/98) and the lowest return for a quarter was -8.64% (quarter ending 9/30/01).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                   5
                                                         1 Year  Years  10 Years
  ------------------------------------------------------------------------------
   Average Annual Return Before Taxes                    -1.98%  11.30%  10.80%
  ------------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions    -2.35%   3.94%   5.77%
  ------------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                              -1.13%   4.91%   6.02%
  ------------------------------------------------------------------------------
   S&P 500 Composite Index# (reflects no deductions for
    fees, expenses or taxes)                             -11.88% 10.70%  12.93%
  ------------------------------------------------------------------------------


  # S&P 500 Composite Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        0.60%
   Other Expenses                         0.55%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  1.15%


  * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total annual fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.99% of its average daily net assets. The adviser may change or cancel its expense limitation at any time.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
    $117                  $365                              $633                              $1,398

 Analytic International Fund



WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The International Fund seeks above-average total returns through invest-ments in equity securities of companies located in economies outside the United States. The fund may change its investment objective without share-holder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The International Fund normally seeks to achieve its objective by invest-ing at least 80% of its total assets in equity securities of companies lo-cated outside the United States, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global equity securities. While the fund may invest in companies of any size, it usually invests in medium to large companies. The fund does not intend to invest in securities of emerging markets.

  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, pre-ferred stocks, convertible securities, rights and warrants.

  The fund may engage in over-the-counter swap contracts and foreign cur-rency exchange contracts to protect the fund against a change in the price of an investment or currency. Swaps are contracts that obligate two par-ties to exchange, or swap, a series of cash flows at specified dates. For-eign currency exchange contracts are agreements to buy or sell a specific amount of currency at a predetermined price in the future.

  The fund may also use futures contracts, which are agreements that enable an investor to buy or sell an asset at an agreed upon price in the future, and options on futures contracts for a variety of purposes, including:

  .   To reduce transaction costs;

  .   To manage cash flows;

  . To maintain full market exposure, which means to adjust the character-istics of its investments to more closely approximate those of its benchmark; and

  .   To enhance returns.

  The adviser selects equity securities for this fund using a proprietary system that ranks stocks according to a mathematical model. The adviser's system seeks to determine a security's intrinsic (true) value by evaluat-ing variables, such as relative valuation, price momentum, company funda-mentals, liquidity and risk. Using its system, the adviser believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the fund's investment universe of large capitalization international stocks. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capital-ization. A fund is "sector neutral" when its exposure to specified eco-nomic sectors (such as technology or utilities) is similar to that of its investment universe. The adviser also believes that by using its system a fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

  The adviser begins the stock selection process by ranking stocks according to their one-month expected return. The adviser then uses a process called "portfolio optimization" to select securities that it believes will:

  .   Maximize expected returns for the fund;

  .   Minimize expected volatility relative to its benchmark; and

  . Diversify the assets of the fund among the various countries, indus-tries, sectors, and individual securities.

  The adviser monitors the stocks held by a fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. The adviser sells a secu-rity when it believes the incremental return from the sale exceeds the as-sociated transaction costs.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possi-bility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a spe-cific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vul-nerable to adverse developments than larger companies.

  When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. For-eign investments, especially investments in emerging markets, can be risk-ier and more volatile than investments in the United States. Adverse po-litical and economic developments or changes in the value of foreign cur-rency can make it harder for the fund to sell its securities and could re-duce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can neg-atively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

  Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the de-rivatives it purchased or sold.

  The lack of a liquid secondary market for a derivative may prevent a fund from closing its derivative positions and could adversely impact its abil-ity to achieve its objectives and to realize profits or limit losses.

  Since derivatives may be purchased for a fraction of their value, a rela-tively small price movement in a derivative may result in an immediate and substantial loss or gain to a fund. Derivatives are often more volatile than other investments and a fund may lose more in a derivative than it originally invested in it.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

Calendar Year Returns




  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.



                                  [GRAPHIC]
-11.44%    -23.41%
2000       2001

  During the periods shown in the chart for the fund, the highest return for a quarter was 5.00% (quarter ending 12/31/01) and the lowest return for a quarter was -14.72% (quarter ending 3/31/01).


Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                         Since
                                                                1 Year  9/30/99*
  ------------------------------------------------------------------------------
   Average Annual Return Before Taxes                           -23.41% -11.27%
  ------------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions           -23.44% -11.53%
  ------------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions and Sale
    of Fund Shares                                              -14.10%  -8.90%
  ------------------------------------------------------------------------------
   Morgan Stanley Capital International EAFE Index#             -21.44% -10.01%
  ------------------------------------------------------------------------------


  * Beginning of operations. Index comparisons begin on September 30, 1999. # Morgan Stanley Capital International EAFE Index is an unmanaged arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        1.00%
   Other Expenses                         3.20%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  4.20%


  * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total annual fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.30% of its average daily net assets. The adviser may change or cancel its expense limitation at any time.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
    $422                 $1,275                            $2,142                             $4,372

 Analytic Short-Term Income Fund (formerly named the Analytic Short-Term Government Fund)



WHAT IS THE FUND'S OBJECTIVE?
-------------------------------------------------------------------------------

  The Short-Term Income Fund seeks to provide a high level of income consis-tent with both low fluctuations in market value and low credit risk. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
-------------------------------------------------------------------------------

  The Short-Term Income Fund normally invests at least 80% of its total as-sets in U.S. government securities. The fund may invest the remainder of its assets in investment-grade debt securities. The fund expects its dol-lar weighted average maturity to be two years and to invest in debt secu-rities with maturities of three years or less.


  The adviser constructs the fund to match its benchmark, the Merrill Lynch 1 to 3 Year Treasury Index, with respect to duration, maturity and quali-ty. In addition, the adviser tries to add value over the benchmark by us-ing a disciplined quantitative, computer driven approach to forecast short-term interest rates and shifts in the yield curve of U.S. Treasury securities.


  A debt security is an interest bearing security that corporations and gov-ernments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (the date when the issuer must repay the amount it borrowed (principal) from investors).

  An investment grade debt security is one that a nationally recognized sta-tistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top four rating categories at the time of purchase. If a security is not rated or is rated under a different system, the adviser may determine that it is of investment-grade. The ad-viser may retain securities that are downgraded, if it believes that keep-ing those securities is warranted.

  The fund may also use futures contracts, which are agreements that enable an investor to buy or sell an asset at an agreed upon price in the future, and options on futures contracts for a variety of purposes, including:

  . To protect the value of its investments against changes resulting from market conditions;

  .   To reduce transaction costs;

  .   To manage cash flows; and

  .   To enhance returns.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
-------------------------------------------------------------------------------

  As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or be-cause the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forc-ing the fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the fund to rein-vest the money at a lower interest rate.

  The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by esti-mating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt se-curity will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security. The average duration of the fund will normally range from one to three years.

  Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier or after the stated maturity date. Debt securities are most likely to be called when interest rates are fall-ing because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effec-tive or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

  The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes un-able to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Ad-verse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

  Derivatives are often more volatile than other investments and may magnify the fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the de-rivatives it purchased or sold.

  The lack of a liquid secondary market for a derivative may prevent a fund from closing its derivative positions and could adversely impact its abil-ity to achieve its objectives and to realize profits or limit losses.

  Since derivatives may be purchased for a fraction of their value, a rela-tively small price movement in a derivative may result in an immediate and substantial loss or gain to a fund. Derivatives are often more volatile than other investments and a fund may lose more in a derivative than it originally invested in it.

HOW HAS THE FUND PERFORMED?
-------------------------------------------------------------------------------

Calendar Year Returns




  The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

                                   [GRAPHIC]
0.08%   10.57%    5.30%    5.55%    7.10%    2.54%    7.60%    7.02%
1994    1995      1996     1997     1998     1999     2000     2001

  During the periods shown in the chart for the fund, the highest return for a quarter was 3.85% (quarter ending 9/30/98) and the lowest return for a quarter was -0.93% (quarter ending 3/31/94).

Average Annual Returns For Periods Ended December 31, 2001


  The average annual return table compares average annual returns of the fund to those of a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to in-vestors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns are based on past results and are not an indication of future performance.



                                                                       Since
                                                       1 Year 5 Years 7/1/93*
  ---------------------------------------------------------------------------
   Average Annual Return Before Taxes                  7.02%   5.95%   5.59%
  ---------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions  4.27%   3.51%   3.20%
  ---------------------------------------------------------------------------
   Average Annual Return After Taxes on Distributions
    and Sale of Fund Shares                            4.23%   3.53%   3.26%
  ---------------------------------------------------------------------------
   Merrill Lynch 1 to 3 Year Treasuries Index#         8.30%   6.59%   6.06%
  ---------------------------------------------------------------------------


  * Beginning of operations. Index comparisons begin on June 30, 1993.

  # Merrill Lynch 1-3 Year Treasuries Index is an unmanaged index composed of U.S. treasury securities with an outstanding par value of at least $25 million, and a maturity ranging between one to three years.


WHAT ARE THE FUND'S FEES AND EXPENSES?
-------------------------------------------------------------------------------

  The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Fees (fees paid directly from your investment)

  The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other UAM Funds.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

  The fund's annual operating expenses are deducted from fund assets. There-fore, shareholders indirectly pay the fund's annual operating expenses, as described below.


   Management Fees                        0.30%
   Other Expenses                         3.15%
  ---------------------------------------------
   Total Annual Fund Operating Expenses*  3.45%


  * "Other Expenses" presented in the table above may be higher than the expenses you would actually pay as a shareholder in the fund because the adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total annual fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.60% of its average daily net assets. The adviser may change or cancel its expense limitation at any time.


Example

  This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you in-vest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 Year                3 Years                           5 Years                           10 Years
  ---------------------------------------------------------------------------------------------------
    $348                 $1,059                            $1,793                             $3,730

 Investing with the UAM Funds


BUYING SHARES
-------------------------------------------------------------------------------

By Mail

  You can open an account with a fund by sending a check or money order and your account application to the UAM Funds. You should make your check or money order payable to the "UAM Funds." The UAM Funds do not accept third-party checks. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the UAM Funds. Be sure your check identifies clearly your name, your ac-count number and a fund name.

  Regular Mail Address

  UAM Funds
  PO Box 219081
  Kansas City, MO 64121

  Express Mail Address

  UAM Funds
  210 West 10th Street
  Kansas City, MO 64105

Online

  You can add money to your existing account on the Internet at www.uam.com. For login information, including your personal identification number
  (PIN), please call 1-877-826-5465.

By Wire

  To open an account by wire, first call 1-877-826-5465 for an account num-ber and wire control number. Next, send your completed account application to the UAM Funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 1-877-826-5465 to get a wire control number and wire your money to the UAM Funds.

  Wiring Instructions

  United Missouri Bank
  ABA # 101000695
  UAM Funds
  DDA Acct. # 9870964163
  Ref: fund name/account number/
  account name/wire control number

By Automatic Investment Plan (Via Automated Clearing House or ACH)

  You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a com-pleted application to the UAM Funds. To cancel or change a plan, write to the UAM Funds at PO Box 219081, Kansas City, MO, 64121 (Express Mail Ad-dress: 210 West 10th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


Minimum Investments

  You can open an account with a fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

Fund Codes

  Each fund's reference information, which is listed below, will be helpful to you when you contact the UAM Funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.


   Fund Name                    Trading Symbol             CUSIP             Fund Code
  ------------------------------------------------------------------------------------
   Defensive Equity Fund            ANDEX                90255P107              794
  ------------------------------------------------------------------------------------
   International Fund                N/A                 90255P503              795
  ------------------------------------------------------------------------------------
   Short-Term Income Fund           ANSTX                90255P404              793


Rights Reserved by the UAM Funds

  At any time and without notice, the UAM Funds may:

  .   Stop offering shares;

  .   Reject any purchase order; or

  . Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting manage-ment and by increasing expenses.) The UAM Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEEMING SHARES
-------------------------------------------------------------------------------

By Mail

  You may contact the Fund directly by mail at UAM Funds, PO Box 219081, Kansas City, MO 64121 (Express Mail Address: 210 West 10th Street, Kansas City, MO 64105). Send a letter specifying:


  .   The fund name;

  .   The account number;

  .   The dollar amount or number of shares you wish to redeem;

  .   The account name(s); and

  .   The address to which redemption (sale) proceeds should be sent.


  All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.


  Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 1-877-826-5465 if you need more information.



By Telephone

  You may redeem shares over the phone by calling 1-877-826-5465. To partic-ipate in this service and to receive your redemptions by wire, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Online

  You can redeem shares on the Internet at www.uam.com. For login informa-tion, including your PIN, please call 1-877-826-5465 or visit www.uam.com.

By Systematic Withdrawal Plan (Via ACH)

  If your account balance is at least $10,000, you may transfer as little as $100 per month from your UAM Funds account to another financial institu-tion. To participate in this service, you must complete the appropriate sections of the account application and mail it to the UAM Funds.

Payment of Redemption Proceeds

  Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The UAM Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

  Ordinarily, the UAM Funds will require a signature guarantee. Signature guarantees can be obtained from a bank or member firm of a national secu-rities exchange. A notary public cannot guarantee a signature. Signature guarantees are for the protection of shareholders. Before they grant a re-demption request, the UAM Funds may require a shareholder to furnish addi-tional legal documents to insure proper authorization.

  If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check, bank check or money order.

Rights Reserved by the UAM Funds

  At any time, the UAM Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The UAM Funds may sus-pend your right to redeem if:

  .   Trading on the New York Stock Exchange is restricted; or

  . The Securities and Exchange Commission allows the UAM Funds to delay redemptions.

EXCHANGING SHARES
-------------------------------------------------------------------------------

  At no charge, you may exchange shares of one UAM Fund for shares of the same class of any other UAM Fund by writing to or calling the UAM Funds. You can also exchange shares of the UAM Funds on the Internet at www.uam.com. For login information, including your PIN please call 1-877-826-5465 or visit www.uam.com. Before exchanging your shares, please read the prospectus of the UAM Fund for which you want to exchange. You may ob-tain any UAM Fund prospectus by calling 1-877-826-5465 or visiting www.uam.com. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).


Rights Reserved by the UAM Funds

  The UAM Funds may:

  . Modify or cancel the exchange program at any time on 60 days, written notice to shareholders;


  .   Reject any request for an exchange; or

  . Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

TRANSACTION POLICIES
-------------------------------------------------------------------------------

Calculating Your Share Price

  You may buy, sell or exchange shares of a UAM Fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next com-puted after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Therefore, to receive the NAV on any given day, the UAM Funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is cal-culated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


  Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of a UAM Fund may change on days when you are unable to purchase or redeem shares.

  The UAM Funds calculate their NAVs by adding the total value of their as-sets, subtracting their liabilities and then dividing the result by the number of shares outstanding. The UAM Funds use current market prices to value their investments. However, the UAM Funds may value investments at fair value when market prices are not readily available or when events oc-cur that make established valuation methods (such as stock exchange clos-ing prices) unreliable. The UAM Funds will determine an investment's fair value according to methods established by the Board. The UAM Funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The UAM Funds may use a pricing service to value some of their assets, such as debt securi-ties or foreign securities.

Buying or Selling Shares through a Financial Intermediary

  You may buy or sell shares of the UAM Funds through a financial intermedi-ary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must re-ceive your order before the close of trading on the New York Stock Ex-change that day. Your financial intermediary is responsible for transmit-ting all purchase and redemption requests, investment information, docu-mentation and money to the UAM Funds on time. Your financial intermediary may charge additional transaction fees for its services.

  Certain financial intermediaries have agreements with the UAM Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the UAM Funds by the time the fund's shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


In-Kind Transactions

  Under certain conditions and at the UAM Funds' discretion, you may pay for shares of a UAM Fund with securities instead of cash. In addition, the UAM Funds may pay all or part of your redemption proceeds with securities in-stead of cash.

Telephone Transactions

  The UAM Funds will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine. The UAM Funds will not be re-sponsible for any loss, liability, cost or expense for following instruc-tions received by telephone reasonably believed to be genuine.

ACCOUNT POLICIES
-------------------------------------------------------------------------------

Small Accounts

  The UAM Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial invest-ment. This provision does not apply:

  .   To retirement accounts and certain other accounts; or

  . When the value of your account falls because of market fluctuations and not your redemptions.

  The UAM Funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

Distributions

  Normally, the International Fund distributes its net investment income an-nually, the Defensive Equity Fund distributes its net investment income quarterly, and the Short-Term Income Fund accrues dividends daily and pays them monthly to shareholders. In addition, the funds distribute their net capital gains at least once a year. The UAM Funds will automatically rein-vest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.


Federal Taxes

  The following is a summary of the federal income tax consequences of in-vesting in a fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such ac-counts may, however, be taxable at some time in the future. You should al-ways consult your tax advisor for specific guidance regarding the tax ef-fect of your investment in the UAM Funds.

  Taxes on Distributions Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time a fund held its in-vestments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year UAM Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

  You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply con-stitutes a return of your investment. This is known as "buying a dividend."


  A fund's dividends that are paid to its corporate shareholders and are at-tributable to qualifying dividends the fund receives from U.S. corpora-tions may be eligible for the corporate dividends-received deduction, sub-ject to certain holding period requirements and financing limitations.

  If a fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a fund received from sources in foreign countries. A fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  Taxes on Exchanges and Redemptions When you exchange or redeem shares in a fund, you may recognize a capital gain or loss for federal tax purposes. This gain or loss will be based on the difference between the cost of your shares (tax basis) and the amount you receive for them. To aid in comput-ing your tax basis, you should keep your account statements for the peri-ods during which you held shares.

  Generally, your gain or loss will be long-term or short-term depending on whether your holding period exceeds 12 months. However, any loss you real-ize on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received on the shares. Additionally, any loss realized on a sale, ex-change or redemption of shares of a fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


  Backup Withholding By law, a fund must withhold a percentage of your dis-tributions and redemption proceeds if you fail (i) to provide complete, correct taxpayer information, (ii) to properly include on your return pay-ments of taxable interest or dividends, or (iii) to certify to the fund that you are not subject to back-up withholding when required to do so or that you are an "exempt recipient." For 2002-2003, the percentage required to be withheld is 30%.


State and Local Taxes

  You may also have to pay state and local taxes on distributions and re-demptions. However, state taxes may not apply to portions of distributions that are attributable to interest on federal securities. As mentioned above, you should always consult your tax advisor for specific guidance regarding the tax effect of your investment in a fund.

 Additional Information About The Funds


OTHER INVESTMENT PRACTICES AND STRATEGIES
-------------------------------------------------------------------------------

  In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ invest-ment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concern-ing these and other investment practices and its risks, you should read the SAI.


Foreign Securities

  The Defensive Equity, and Short-Term Income Funds may each invest up to 20% of their total assets in foreign securities. Foreign securities are securities of companies located outside the United States, ADRs, EDRs, and other similar global instruments. When a fund invests in foreign securi-ties, it will be subject to risks not typically associated with domestic securities. Although ADRs and EDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and curren-cies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially invest-ments in emerging markets, can be riskier and more volatile than invest-ments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the fund to sell its securities and could reduce the value of your shares. Differ-ences in tax and accounting standards and difficulties in obtaining infor-mation about foreign companies can negatively affect investment decisions.


Short Sales


  The adviser may engage in a strategy known as selling short. Selling a se-curity short is when a fund sells a security it does not own. To sell a security short a fund must borrow the security from someone else to de-liver to the buyer. The fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. A fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.


  A fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the fund replaces the borrowed security. Likewise, a fund can profit if the price of the security declines between those dates.


  To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. A fund will incur transaction costs in effecting short sales. A fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premi-um, dividends, interest, or expenses the fund may be required to pay in connection with a short sale.


Short-Term Investing

  The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, po-litical or other circumstances, a fund may invest up to 100% of its assets in short-term high quality debt instruments, such as U.S. government secu-rities. These instruments would not ordinarily be consistent with a fund's principal investment strategies, and may prevent a fund from achieving its investment objective. A fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circum-stances, such as unusually large cash inflows or redemptions. When the ad-viser pursues a temporary defensive strategy, a fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


Portfolio Turnover

  The funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) re-alized by a fund. Shareholders must pay tax on such capital gains.


INVESTMENT MANAGEMENT
-------------------------------------------------------------------------------

Investment Adviser

  Analytic Investors, Inc., a California corporation located at 700 South Flower St., Suite 2400, Los Angeles, CA 90017, is the investment adviser to each of the funds. The adviser manages and supervises the investment of each fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Cor-poration), was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous man-agement of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. The adviser serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, a financial services group based in the United Kingdom. For its services, each fund pays the adviser a fee, as set forth below.

  The adviser has voluntarily agreed to limit the total expenses of the funds (excluding interest, taxes, brokerage commissions and extraordinary expenses) to the amounts listed, as a percentage of average net assets, in the table below.

  To maintain these expense limits, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitations until further notice, but may discontinue them at any time. The table also lists the amount each fund paid the adviser during the most recent fiscal year, as a percentage of its average net assets.


                                               Defensive
                                                Equity     Int'l   Short-Term
                                                 Fund      Fund    Income Fund
  ----------------------------------------------------------------------------
   Contractual Management Fees                   0.60%     1.00%      0.30%
  ----------------------------------------------------------------------------
   Expense Limits                                0.99%     1.30%      0.60%
  ----------------------------------------------------------------------------
   Advisory Fees Paid for During Most Recent
    Fiscal Year                                  0.44%     0.00%      0.00%


Portfolio Managers

  A team of the adviser's investment professionals has primary responsibil-ity for the day-to-day management of each fund. For more information on the composition of the team managing a fund, please see the SAI.

SHAREHOLDER SERVICING ARRANGEMENTS
-------------------------------------------------------------------------------

  Brokers, dealers, banks, trust companies and other financial representa-tives may receive compensation from the UAM Funds or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.


  For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other ac-count fees for buying or redeeming shares of a fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

  A fund may pay all or part of the fees paid to financial representatives. Periodically, the UAM Funds' Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. A fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial repre-sentatives for these services.

  Funds Distributor, Inc., the UAM Funds' principal underwriter, may partic-ipate in arrangements with selling dealers where the selling dealer waives its right to distribution or shareholder servicing fees for selling fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing bro-ker, and that broker is entitled to receive distribution and/or servicing fees from a fund.


  The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with re-spect to a fund. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to a fund.

 Financial Highlights


  The financial highlights table is intended to help you understand the fi-nancial performance of each fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in each fund assuming all div-idends and distributions were reinvested. PricewaterhouseCoopers LLP has audited this information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the UAM Funds at 1-877-826-5465.

DEFENSIVE EQUITY FUND**
-------------------------------------------------------------------------------


   Years Ended December 31,          2001      2000      1999     1998     1997
  ------------------------------------------------------------------------------
   Net Asset Value, Beginning of
    Period                        $ 10.80   $ 11.82   $ 11.77  $ 12.41  $ 13.71
  ------------------------------------------------------------------------------
   Income from Investment
    Operations:
    Net Investment Income            0.08      0.06      0.10     0.05     0.12
    Net Realized and Unrealized
     Gain (Loss)                    (0.30)    (0.82)     2.33     3.05     2.49
  ------------------------------------------------------------------------------
    Total From Investment
     Operations                     (0.22)    (0.76)     2.43     3.10     2.61
  ------------------------------------------------------------------------------
   Distributions:
    Net Investment Income           (0.07)    (0.07)    (0.08)   (0.05)   (0.12)
    Net Realized Gain               (0.05)    (0.19)    (2.13)   (3.69)   (3.79)
    In Excess of Realized Gain        --        --      (0.17)     --       --
  ------------------------------------------------------------------------------
    Total Distributions             (0.12)    (0.26)    (2.38)   (3.74)   (3.91)
  ------------------------------------------------------------------------------
   Net Asset Value, End of
    Period                        $ 10.46   $ 10.80   $ 11.82  $ 11.77  $ 12.41
  ------------------------------------------------------------------------------
    Total Return+                   (1.98)%   (6.46)%   21.35%   28.89%   19.11%
  ------------------------------------------------------------------------------
   Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                  $40,806   $48,244   $70,842  $56,021  $46,286
    Ratio of Expenses to Average
     Net Assets                      0.99%     0.99%     1.04%    1.38%    1.30%
    Ratio of Net Investment
     Income to Average Net
     Assets                          0.71%     0.51%     0.74%    0.40%    0.75%
    Portfolio Turnover Rate           216%      264%      360%     299%      75%


  ** The information set forth in this table for the periods prior to August 31, 1998 is the financial data of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. Analytic Defensive Equity Fund acquired the assets and assumed the liabilities of the Defensive Equity Portfolio of Analytic Optioned Equity Fund, Inc. on August 31, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversion ratio of 0.95328 on the date of reorganization for the Analytic Defensive Equity Fund.

  + Total return would have been lower had certain expenses not been waived and assumed by the adviser during the period.

INTERNATIONAL FUND
-------------------------------------------------------------------------------


   Year Ended
    December 31,        2001      2000    1999#
  -----------------------------------------------
   Net Asset
    Value,
    Beginning of
    Period           $  9.78   $ 11.25   $10.00
  -----------------------------------------------
   Income from
    Investment
    Operations:
    Net
     Investment
     Income             0.03      0.11     0.01
    Net Realized
     and
     Unrealized
     Gain (Loss)       (2.32)    (1.40)    1.25
  -----------------------------------------------
    Total From
     Investment
     Operations        (2.29)    (1.29)    1.26
  -----------------------------------------------
   Distributions:
    Net
     Investment
     Income            (0.05)    (0.10)     --
    Net Realized
     Gain                --      (0.04)   (0.01)
    In Excess of
     Net Realized
     Gain                --      (0.04)     --
  -----------------------------------------------
    Total
     Distributions     (0.05)    (0.18)   (0.01)
  -----------------------------------------------
   Net Asset
    Value, End of
    Period           $  7.44   $  9.78   $11.25
  -----------------------------------------------
    Total
     Return**         (23.41)%  (11.44)%  12.67%@
  -----------------------------------------------
   Ratios and
    Supplemental
    Data
    Net Assets,
     End of
     Period
     (Thousands)     $ 4,599   $ 6,731   $1,658
    Ratio of
     Expenses to
     Average Net
     Assets             1.30%     1.30%    1.30%*
    Ratio of Net
     Investment
     Income to
     Average
     Net Assets         0.84%     1.11%    0.66%*
    Portfolio
     Turnover
     Rate                176%       38%       5%


  *  Annualized


  @  Not annualized


  # For the period from September 30, 1999 (commencement of operations) to December 31, 1999.


  ** Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

SHORT-TERM INCOME FUND (formerly named the Short-Term Government Fund)+

-------------------------------------------------------------------------------


   Years Ended December 31,              2001     2000    1999    1998    1997
  -----------------------------------------------------------------------------
   Net Asset Value, Beginning of
    Period                             $ 9.92   $ 9.79  $10.10  $ 9.97  $ 9.99
  -----------------------------------------------------------------------------
   Income from Investment Operations:
    Net Investment Income                0.67     0.59    0.56    0.56    0.56
    Net Realized and Unrealized Gain
     (Loss)                              0.01++   0.13   (0.31)   0.14   (0.02)
  -----------------------------------------------------------------------------
    Total From Investment Operations     0.68     0.72    0.25    0.70    0.54
  -----------------------------------------------------------------------------
   Distributions:
    Net Investment Income               (0.67)   (0.59)  (0.56)  (0.52)  (0.56)
  -----------------------------------------------------------------------------
    Total Distributions                 (0.67)   (0.59)  (0.56)  (0.57)  (0.56)
  -----------------------------------------------------------------------------
   Net Asset Value, End of Period      $ 9.93   $ 9.92  $ 9.79  $10.10  $ 9.97
  -----------------------------------------------------------------------------
    Total Return*                        7.02%    7.60%   2.54%   7.10%   5.54%
  -----------------------------------------------------------------------------
   Ratios and Supplemental Data
    Net Assets, End of Period
     (Thousands)                       $4,595   $3,646  $3,729  $5,259  $2,978
    Ratio of Expenses to Average
     Net Assets                          0.60%    0.60%   0.69%   0.84%   0.60%
    Ratio of Net Investment Income to
     Average Net Assets                  5.20%    6.02%   5.68%   5.43%   5.57%
    Portfolio Turnover Rate               167%      34%     62%     25%     34%


  + The information set forth in this table for the periods prior to July 27, 1998 is the financial data of the Short-Term Government Fund, a series of a predecessor company, The Analytic Series Fund, Inc. Analytic Short-Term Government Fund acquired the assets and assumed the liabilities of the Short-Term Government Fund of the Analytic Series Fund, Inc., on July 27, 1998. The net asset values at the beginning of each period and the changes in net asset values including the net asset values at the end of each period through the date of reorganization have been restated to reflect the conversation ratio of 1.0162 used on the date of reorganization.


  ++ The Amount Shown for the year ended December 31, 2001 for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Portfolio Shares in relation to fluctuating market value of the investments of the portfolio.


  * Total return would have been lower had certain expenses not been waived and assumed by the adviser during the period.

The Analytic Portfolios

  Investors who want more information about a fund should read the fund's annual/semi-annual reports and the fund's statement of additional informa-tion. The annual/semi-annual reports of a fund provide additional informa-tion about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that signif-icantly affected the performance of each fund during the last fiscal year. The statement of additional information contains additional detailed in-formation about the funds and is incorporated by reference into (legally part of) this prospectus.

  Investors can receive free copies of the statement of additional informa-tion, shareholder reports, the UAM Funds privacy policy and other informa-tion about the UAM Funds and can make shareholder inquiries by writing to or calling:


                                   UAM Funds
                                 PO Box 219081
                             Kansas City, MO 64121

                        (Toll free) 1-877-826-5465

                                  www.uam.com

  You can review and copy information about a fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about a fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

  Investment Company Act of 1940 file number: 811-8605.

                                                                   [LOGO OF UAM]

                                     PART B
                               UAM FUNDS, INC. II

The statement of additional information for the following funds is included in this Post-Effective Amendment No. 15.

..    Analytic Defensive Equity Fund
..    Analytic International Fund
..    Analytic Short-Term Income Fund

                               UAM Funds, Inc. II
                                  PO Box 219081
                              Kansas City, MO 64121

                           (Toll free) 1-877-826-5465



                                 Analytic Funds
                         Analytic Defensive Equity Fund


                           Analytic International Fund

              Analytic Short-Term Income Fund (formerly named the

                      Analytic Short-Term Government Fund)


                           Institutional Class Shares



                       Statement of Additional Information

                                 April 30, 2002




     This statement of additional information (SAI) is not a prospectus. However, you should read it in conjunction with the prospectus of the Funds dated April 30, 2002, as supplemented from time to time. You may obtain a prospectus for the Funds by contacting the UAM Funds at the address listed above.


     The audited financial statements of the Funds and the related report of PricewaterhouseCoopers LLP, independent accountants of the Funds, are incorporated herein by reference in the section called "Financial Statements." No other portions of the annual report are incorporated by reference.

                               Table Of Contents


                                                                            Page


Description of Permitted Investments........................................  1

         Debt Securities....................................................  1

         Derivatives........................................................ 10

         Equity Securities.................................................. 20

         Foreign Securities................................................. 24

         Investment Companies............................................... 29

         Repurchase Agreements.............................................. 30

         Restricted Securities.............................................. 30

         Securities Lending................................................. 30

         Short Sales........................................................ 31

         When Issued, Delayed - Delivery and Forward Transactions........... 32

Investment Policies of the Funds............................................ 33

         Fundamental Policies............................................... 33

         Non-Fundamental Policies........................................... 34

Management of the Company................................................... 35

         Board Members...................................................... 36

Principal Shareholders...................................................... 48

Investment Advisory and Other Services...................................... 50

         Investment Adviser................................................. 50

         Distributor........................................................ 59

         Shareholder Servicing Arrangements................................. 59

         Administrative Services............................................ 59

         Transfer Agent..................................................... 61

         Custodian.......................................................... 62

         Independent Accountants............................................ 62

         Codes of Ethics.................................................... 62

Brokerage Allocation and Other Practices.................................... 62

         Selection of Brokers............................................... 62

         Simultaneous Transactions.......................................... 64

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

         Brokerage Commissions.............................................. 64

Capital Stock and Other Securities.......................................... 65

Federal Taxes............................................................... 67

Purchase, Redemption and Pricing of Shares.................................. 68

         Net Asset Value Per Share.......................................... 68

         Purchase of Shares................................................. 69

         Redemption of Shares............................................... 70

         Exchange Privilege................................................. 72

         Transfer of Shares................................................. 72

Performance Calculations.................................................... 72

         Total Return....................................................... 73

         Yield...............................................................75

         Comparisons........................................................ 75

Financial Statements........................................................ 76

Glossary ................................................................... 76

         MOODY'S INVESTORS SERVICE, INC..................................... 78

         STANDARD & POOR'S RATINGS SERVICES................................. 81

         FITCH RATINGS...................................................... 85

Comparative Benchmarks...................................................... 89

DESCRIPTION OF PERMITTED INVESTMENTS

     As described in the Funds' prospectus, the Funds may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments/strategies and their risks. The Funds may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Funds to use these investments in "Investment Policies of the Funds."


Debt Securities

--------------------------------------------------------------------------------

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.


Types of Debt Securities

     U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     .    By the right of the issuer to borrow from the U.S. Treasury;

     . By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     .    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.


     Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.


     Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.


     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.


     Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

     Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

     Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings and loans institutions and credit unions, can make available to homebuyers and multi-family investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


     Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

     Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


     Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


     A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

     Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.


     Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

         Bank Obligations

     A Fund will only invest in a security issued by a commercial bank if the bank:

     . Has total assets of at least $1 billion, or the equivalent in other currencies;

     . Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     . Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that a Fund may purchase.


     Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

     Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

     Bankers' Acceptance


     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.


     Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

     Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

     Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

     These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.


     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

     Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

     Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.


     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

     Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

     Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

     Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

     Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.


     Changes in investors confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.


Derivatives

--------------------------------------------------------------------------------
     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in a Fund's prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

     Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     A Fund may incur commission expenses when it opens or closes a futures position.

     Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

     Purchasing Put and Call Options

     When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

     .    The purchaser of an option may terminate its position by:

     .    Allowing it to expire and losing its entire premium;

     . Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     .    Closing it out in the secondary market at its current price.

     Selling (Writing) Put and Call Options

     When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

     A Fund is permitted only to write covered options. At the time of selling the call option, a Fund may cover the option by owning:

     . The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     . A call option on the same security or index with the same or lesser exercise price;

     . A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     . Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     . In the case of an index, the portfolio of securities that corresponds to the index.

     At the time of selling a put option, a Fund may cover the put option by:

     .    Entering into a short position in the underlying security;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     . Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     .    Maintaining the entire exercise price in liquid securities.

     Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

     Combined Positions

     A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     . Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     . Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     .    Do not require an initial margin deposit.

     . May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

     Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a

     Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

     Swaps, Caps, Collars and Floors

     Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps -- In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

     Interest Rate Swaps -- Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

     Currency Swaps -- A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

     Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

     Correlation of Prices

     A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     . current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     . a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     . differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

     Lack of Liquidity

     Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     . have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     .    have to purchase or sell the instrument underlying the contract;

     .    not be able to hedge its investments; and

     .    not be able to realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     . an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     . unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     . the facilities of the exchange may not be adequate to handle current trading volume;

     . equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     . investors may lose interest in a particular derivative or category of derivatives.



     Management Risk

     If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its investment adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.


     Margin

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

     Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     .    actual and anticipated changes in interest rates;

     .    fiscal and monetary policies; and

     .    national and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Equity Securities

--------------------------------------------------------------------------------


Types of Equity Securities

     Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

     Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

     Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

     Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


     Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

     General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.


     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:


     . Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;


     . Factors affecting an entire industry, such as increases in production costs; and

     . Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.


     Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

     Initial Public Offerings ("IPO")

     A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

     A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

--------------------------------------------------------------------------------

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     . They can invest directly in foreign securities denominated in a foreign currency;

     . They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     .    They can invest in investment funds.


     American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.


     Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a UAM Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the UAM Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.


Risks of Foreign Securities

     Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.


     Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     . The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     . Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     . The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     . The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     . A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.


     Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.


     Stock Exchange and Market Risk

     The Adviser anticipates that in most cases an exchange or over-the-counter
     (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:


     . are generally more volatile than, and not as developed or efficient as, those in the United States;

     .    have substantially less volume;

     . trade securities that tend to be less liquid and experience rapid and erratic price movements;

     . have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     . employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     . may have different settlement practices, which may cause delays and increase the potential for failed settlements.

     Foreign markets may offer less protection to shareholders than U.S. markets because:

     . foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     . adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.


     . in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

     . OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     . economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     . restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

     Foreign Currency Risk

     While the UAM Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:


     . It may be expensive to convert foreign currencies into U.S. dollars and vice versa;


     . Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;


     . Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     . There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     . Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     . The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

     Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     .    Have relatively unstable governments;

     . Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     . Offer less protection of property rights than more developed countries; and

     . Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

     Many European countries have adopted a Single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union (the "EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that already have adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a fund may be denominated in the euro.


Investment Companies
--------------------------------------------------------------------------------

     A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

Repurchase Agreements
--------------------------------------------------------------------------------

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). A Fund normally uses repurchase agreements to earn income on assets that are not invested.

     When a Fund enters into a repurchase agreement it will:

     . Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     . Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).


     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

Restricted Securities
--------------------------------------------------------------------------------

     A Fund may purchase restricted securities that are not registered for sale to the general public. A Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of a Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by a Fund or less than what may be considered the fair value of such securities.


Securities Lending
--------------------------------------------------------------------------------
     A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     . The borrower must provide collateral at least equal to the market value of the securities loaned;

     . The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     . The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     .    It must be able to terminate the loan at any time;

     . It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     .    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     . Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     .    Experience delays in recovering its securities.


SHORT SALES
--------------------------------------------------------------------------------

Description of Short Sales

     Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

     Investors typically sell securities short to:


     .    Take advantage of an anticipated decline in prices.

     .    Protect a profit in a security it already owns.

     A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

     To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.


     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

     A Fund will not short sell a security if:

     . After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     . The market value of the securities of any single issuer that have been sold short by a Fund would exceed the two percent (2%) of the value of a Fund's net assets.

     . Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------------------------------

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     A Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUNDS



FUNDAMENTAL POLICIES

--------------------------------------------------------------------------------
     The following investment limitations are fundamental, which means a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

     . Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

     . Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time.

     . Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     . Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities


     . Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     . Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

     . Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     . Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES
--------------------------------------------------------------------------------
     The following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each of the Funds may:


     . Not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.


               Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.


     . Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     . Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     .    Invest in the securities of foreign issuers.

     . Purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

          The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     . Invest in illiquid and restricted securities to the extent permitted by applicable law.


          A Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.


     .    Write covered call options and may buy and sell put and call options.


     .    Enter into repurchase agreements.


     . Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 331/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.


     .    Sell securities short and engage in short sales "against the box."


     .    Enter into swap transactions.


MANAGEMENT OF THE COMPANY

     The Board manages the business of the Company under Maryland law. The Board elects officers to manage the day-to-day operations of the Company and to execute the policies the Board has formulated. The Company pays each Independent Board Member the following fees:


     .    A $200 quarterly retainer fee per active Fund

     . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (however, including retainer fees, each Board member must receive a minimum fee of $7,500 for each meeting other than a private meeting or telephonic meeting);

     .    $1,500 for each private meeting of the Board;

     .    $1,500 for each telephonic meeting of the Board; and


     . $1,000 per day for attending seminars, up to a maximum of three events per year.

     In addition, the Company reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Company does not pay its Interested Board Members or officers for their services as directors or officers.

BOARD MEMBERS
--------------------------------------------------------------------------------

     The Company's officers are paid by Old Mutual (US) Holdings Inc., its affiliates or SEI, but not by the Company.

     The following chart provides certain information about the fees received by the Company's Board Members during the fiscal year ended December 31, 2001.


INDEPENDENT BOARD MEMBERS



-----------------------------------------------------------------------------------------------------------------------
                                                                     Pension or               Total Compensation
                                                                 Retirement Benefits             From the UAM
                                  Aggregate Compensation         Accrued as Part of             Funds Complex1
   Name of Person/Position           from the Company               Fund Expenses            Paid to Board Members
-----------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.
Director                                  $ 7,205                       None                        $52,840
-----------------------------------------------------------------------------------------------------------------------

Nancy J. Dunn
Director                                  $ 7,205                       None                        $52,840
-----------------------------------------------------------------------------------------------------------------------

William A. Humenuk
Director                                  $ 7,205                       None                        $52,840
-----------------------------------------------------------------------------------------------------------------------

Philip D. English
Director                                  $ 7,205                       None                        $52,840
-----------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS



                                                                     Pension or               Total Compensation
                                                                 Retirement Benefits             From the UAM
                                  Aggregate Compensation         Accrued as Part of             Funds Complex/1/
   Name of Person/Position           from the Company               Fund Expenses            Paid to Board Members
-----------------------------------------------------------------------------------------------------------------------

James F. Orr III
Director, Chairman and
President/2/                               None                         None                         None
-----------------------------------------------------------------------------------------------------------------------

Scott F. Powers
Director, Chairman and
President/3/                               None                         None                         None
-----------------------------------------------------------------------------------------------------------------------



/1/ The "UAM Fund Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. and each Independent Board Member receives compensation for such services.

/2/ Mr. Orr resigned as Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. on January 1, 2002.

/3/ Mr. Powers was appointed a Board Member of the Company, UAM Funds Trust and UAM Funds, Inc. on January 1, 2002.


Board Members and Officers

Information pertaining to the directors and officers of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Board Members." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Board Members." Scott Powers is considered an "Interested Board Member" because (1) he serves as an officer of the Company and (2) he is an employee of Old Mutual (US) Holdings Inc., the parent of several advisers in the UAM Funds Complex. Mr. English has an investment advisory relationship with Investment Counselors of Maryland, LLC, an investment adviser to one of the Funds in the UAM Funds Complex.

However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider him to be an Interested Board Member. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.


                                                                                                       Number of
                                               Term of                                               Portfolios in
                                             Office and                                                UAM Funds           Other
                            Position(s)       Length of                                                 Complex        Directorships
       Name, Address,        Held with          Time               Principal Occupation(s)            Overseen by      Held by Board
       Date of Birth/1/     the Company        Served/2/             During Past 5 Years             Board Member/3/      Member/4/
------------------------------------------------------------------------------------------------------------------------------------


    INDEPENDENT BOARD MEMBERS
    John T. Bennett, Jr.     Director           1/89       Mr. Bennett is President of Squam                23               None
    1/26/29                                                Investment Management Company, Inc. and
                                                           Great Island Investment Company, Inc.
                                                           (investment management). From 1988 to
                                                           1993, Mr. Bennett was President of
                                                           Bennett Management Company.

    Nancy J. Dunn            Director          6/20/97     Ms. Dunn has been Financial Officer of           23               None
    8/14/51                                                World Wildlife Fund (nonprofit) since

                                                                                                    Number of
                                            Term of                                               Portfolios in
                                          Office and                                                UAM Funds           Other
                         Position(s)       Length of                                                 Complex        Directorships
    Name, Address,        Held with          Time               Principal Occupation(s)            Overseen by      Held by Board
    Date of Birth/1/     the Company        Served/2/             During Past 5 Years             Board Member/3/      Member/4/
---------------------------------------------------------------------------------------------------------------------------------

                                                           January 1999.  From 1991 to 1999, Ms.
                                                           Dunn was Vice President for Finance and
                                                           Administration and Treasurer of
                                                           Radcliffe College (education).

    William A. Humenuk       Director           1/89       Mr. Humenuk has been Senior Vice                 23               None
    4/21/42                                                President Administration, General
                                                           Counsel and Secretary of Lone Star
                                                           Industries Inc. (cement and ready-mix
                                                           concrete) since March 2000.  From June
                                                           1998 to March 2000 he was Executive
                                                           Vice President and Chief Administrative
                                                           Officer of Philip Services Corp.
                                                           (ferrous scrap processing, brokerage
                                                           and industrial outsourcing services).
                                                           Mr. Humenuk was a Partner in the
                                                           Philadelphia office of the law firm
                                                           Dechert Price & Rhoads from July 1976
                                                           to June 1998.  He was also formerly a
                                                           Director of Hofler Corp. (manufacturer
                                                           of gear grinding machines).


    Philip D. English        Director           10/88      Mr. English is President and Chief               23               None

                                                                                                    Number of
                                            Term of                                               Portfolios in
                                          Office and                                                UAM Funds           Other
                         Position(s)       Length of                                                 Complex        Directorships
    Name, Address,        Held with          Time               Principal Occupation(s)            Overseen by      Held by Board
    Date of Birth/1/     the Company        Served/2/             During Past 5 Years             Board Member/3/      Member/4/
----------------------------------------------------------------------------------------------------------------------------------
    8/5/48                                                 Executive Officer of Broventure
                                                           Company, Inc., a company engaged in the
                                                           investment management business.  He is
                                                           also Chairman of the Board of Chektec
                                                           Corporation (drugs) and Cyber
                                                           Scientific, Inc. (computer mouse
                                                           company).


INTERESTED BOARD MEMBER
=======================

    Scott F. Powers      Director,           1/01/02       Mr. Powers has been Chief Executive              23               None
    8/1/59               Chairman of the                   Officer of Old Mutual (US) Holdings
                         Board and                         Inc. (financial services) and Old
                         President                         Mutual Asset Managers (US) (financial
                                                           services) since
                                                           September 2001. From
                                                           1998 to September
                                                           2001 he was Executive
                                                           Vice President of
                                                           Sales and Marketing
                                                           and Product
                                                           Development at Mellon
                                                           Institutional Asset
                                                           Management (financial
                                                           services). Mr. Powers
                                                           was Chief Operating
                                                           Officer and head of
                                                           marketing and client
                                                           services at Boston
                                                           Company Asset
                                                           Management (financial
                                                           services) from 1996
                                                           to 1998.

OFFICERS


                                                                                                    Number of
                                             Term of                                              Portfolios in
                                            Office and                                              UAM Funds           Other
                         Position(s)        Length of                                                Complex        Directorships
    Name, Address,        Held with           Time               Principal Occupation(s)           Overseen by      Held by Board
    Date of Birth/1/     the Company        Served/2/             During Past 5 Years             Board Member/3/      Member/4/
------------------------------------------------------------------------------------------------------------------------------------

    Linda T. Gibson      Vice President        6/27/00     General Counsel and Senior Vice                 N/A               N/A
    One International    and Secretary                     President of Old Mutual (US) Holdings
    Place                                                  Inc. (financial services); President of
    Boston, MA 02110                                       UAM Investment Services, Inc.
    7/31/65                                                (financial services), and UAM Fund
                                                           Distributors, Inc.
                                                           (broker-dealer) since
                                                           April 2000; President
                                                           and Director of UAM
                                                           Trust Company (trust
                                                           company) from April
                                                           2001 to October 2001;
                                                           Director of UAM Funds
                                                           plc (UCITS fund)
                                                           since April 2001;

                                                                                                Number of
                                            Term of                                           Portfolios in
                                          Office and                                            UAM Funds           Other
                         Position(s)       Length of                                             Complex        Directorships
    Name, Address,        Held with          Time           Principal Occupation(s)            Overseen by      Held by Board
    Date of Birth/1/     the Company        Served/2/         During Past 5 Years             Board Member/3/      Member/4/
-----------------------------------------------------------------------------------------------------------------------------------
                                                           various director and
                                                           officer positions
                                                           with subsidiaries of
                                                           Old Mutual (US)
                                                           Holdings Inc. and
                                                           investment products
                                                           managed by such
                                                           subsidiaries; Senior
                                                           Vice President and
                                                           Secretary of
                                                           Signature Financial
                                                           Group, Inc.
                                                           (financial services)
                                                           and affiliated
                                                           broker-dealers from
                                                           1991 to 2000;
                                                           Director and
                                                           Secretary of
                                                           Signature Financial
                                                           Group Europe, Ltd.
                                                           (financial services)
                                                           from 1995 to 2000;
                                                           Secretary of the
                                                           Citigroup Family of
                                                           Mutual Funds (mutual
                                                           funds) from 1996 to
                                                           2000; Secretary of
                                                           the 59 Wall Street
                                                           Family of Mutual
                                                           Funds (mutual funds)
                                                           from 1996 to 2000.

    Sherry Kajdan        Vice President        3/15/01     Vice President and Assistant Secretary          N/A               N/A
    Vetterlein           and Assistant                     of SEI Investments Mutual Funds
    One Freedom Valley   Secretary                         Services  since January 2001.
    Drive                                                  Shareholder/Partner, Buchanan Ingersoll
    Oaks, PA  19456                                        Professional Corporation (law firm)
    6/22/62                                                (1992-2000).


                                                                                                Number of
                                            Term of                                           Portfolios in
                                          Office and                                            UAM Funds           Other
                         Position(s)       Length of                                             Complex        Directorships
    Name, Address,        Held with          Time           Principal Occupation(s)            Overseen by      Held by Board
    Date of Birth/1/     the Company        Served/2/         During Past 5 Years             Board Member/3/      Member/4/
---------------------------------------------------------------------------------------------------------------------------------
   Christopher T. Salfi   Treasurer           3/15/01      Director, Fund Accounting, SEI                  N/A             N/A
   530 East Swedesford Road                                Investments Mutual Funds Services since
   Wayne, PA  19087                                        January 1998; prior to his current
   11/28/63                                                position, served most recently as Fund
                                                           Accounting Manager of
                                                           SEI Investments
                                                           Mutual Funds Services
                                                           from 1994 to 1998;
                                                           Investment Accounting
                                                           Manager at PFPC Inc.
                                                           (mutual fund
                                                           services) from 1993
                                                           to 1994; FPS
                                                           Services, Inc.
                                                           (mutual fund
                                                           services) from 1986
                                                           to 1993.

    Molly S. Mugler      Assistant             3/15/01     Vice President and Assistant General            N/A               N/A
    One International    Secretary                         Counsel of Old Mutual (US) Holdings
    Place                                                  Inc. (financial services) since January
    Boston, MA  02110                                      2001; various officer positions with
    10/16/51                                               subsidiaries of Old Mutual (US)
                                                           Holdings Inc. and investment products

                                                                                                Number of
                                            Term of                                           Portfolios in
                                          Office and                                            UAM Funds           Other
                         Position(s)       Length of                                             Complex        Directorships
    Name, Address,        Held with          Time           Principal Occupation(s)            Overseen by      Held by Board
    Date of Birth/1/     the Company        Served/2/         During Past 5 Years             Board Member/3/      Member/4/
---------------------------------------------------------------------------------------------------------------------------------
                                                           managed by such subsidiaries since
                                                           January 2001; Secretary of Signature
                                                           Financial Group, Inc. (financial
                                                           services) and subsidiaries (including
                                                           affiliated broker-dealers) and
                                                           investment products serviced by such
                                                           subsidiaries until 2001; President of
                                                           SFG Global Investments, Inc. (commodity
                                                           pool operator) until 2001.

    Suzan M. Barron      Assistant             6/29/01     Vice President and Senior Counsel of            N/A               N/A
    One International    Secretary                         Old Mutual (US) Holdings Inc.
    Place                                                  (financial services) since July 2001;
    Boston, MA 02110                                       Vice President and Counsel of Liberty
    9/5/64                                                 Financial Companies, Inc. (financial
                                                           services) from 1998 to 2001; Assistant
                                                           Secretary to Liberty Funds Group
                                                           (mutual funds) from 1998 to 2001;
                                                           Counsel of Manufacturers Life
                                                           Insurance Company from 1997 to 1998;
                                                           Vice President and Counsel of Citizens
                                                           Advisors, Inc. (mutual funds) from
                                                           1996 to 1997.

/1/ Each Board Member may be contacted by writing to the Board Member c/o UAM Funds, Inc. II, One International Place, Boston, Massachusetts 02110, Attn:
Linda T. Gibson, Secretary.

/2/ Each Board Member holds office for an indefinite term until the earliest of:
(a) the election of his successor or (b) the date a Board Member dies, resigns or is removed by the Board in accordance with the Company's by-laws. Each officer holds office for a one-year term until: (a) his/her reappointment by the Board; (b) his/her successor is chosen and qualifies; or (c) he/she dies, resigns or is removed by the Board in accordance with the Company's by-laws.

/3/ The "UAM Funds Complex" consists of the Company, UAM Funds Trust and UAM Funds, Inc. and all other registered investment companies for which any subsidiary or affiliate of Old Mutual (US) Holdings Inc. serves as investment adviser. As of April 1, 2002, each Board Member oversaw 23 portfolios in the UAM Funds Complex. In addition to the Company, each Board Member also serves as a Board Member of UAM Funds Trust and UAM Funds, Inc. In addition to the Company, each officer also serves as an officer of UAM Funds Trust and UAM Funds, Inc.

/4/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Board Members in the Funds and other portfolios of the Company, UAM Funds Trust and UAM Funds, Inc.

         INDEPENDENT BOARD MEMBERS

         -------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in All
                                             Dollar Range of                  Portfolios in the UAM Funds Complex/2/
Name of Board Member                 Equity Securities in the Funds/1/              Overseen by Board Member
----------------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.                               None                                       None
----------------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                                      None                                       None
----------------------------------------------------------------------------------------------------------------------
William A. Humenuk                                 None                                       None
----------------------------------------------------------------------------------------------------------------------

                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Funds/1/                Overseen by Board Member
----------------------------------------------------------------------------------------------------------------------
Philip D. English                                                                       $10,001 - $50,000
                                                   None
----------------------------------------------------------------------------------------------------------------------
         INTERESTED BOARD MEMBER

----------------------------------------------------------------------------------------------------------------------
                                                                                     Aggregate Dollar Range of
                                                                                     Equity Securities in All
                                              Dollar Range of                    Portfolios in UAM Funds Complex/2/
Name of Board Member                  Equity Securities in the Funds/1/                Overseen by Board Member
----------------------------------------------------------------------------------------------------------------------
Scott F. Powers                                     None                                       None

----------------------------------------------------------------------------------------------------------------------



--------------
     /1/ Includes the value of shares beneficially owned by each Board Member in each Fund as of December 31, 2001.

     /2/ Includes the Company, UAM Funds Trust and UAM Funds, Inc. As of December 31, 2001, there were 31 portfolios in the UAM Funds Complex overseen by each Board Member.


Standing Board Committees

     The Board has established two committees, i.e., Audit and Fund Governance Committees.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all Independent Board Members. The Audit Committee met twice during the fiscal year ended December 31, 2001.

     The Fund Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Board Members. The Committee also periodically reviews Board governance procedures, Board composition and Board compensation and is responsible for monitoring legal counsel employed by the Company. The Fund Governance Committee consists of all Independent Board Members. There was one meeting of the Fund Governance Committee during the fiscal year ended December 31, 2001. Shareholders who desire to recommend nominees to serve as Board

     Members should submit the names of such nominees to the Governance Committee in care of the Company's Secretary.


PRINCIPAL SHAREHOLDERS

     As of April 1, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Funds:



     Name and Address of Shareholder                             Percentage of Shares Owned        Fund
     ------------------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                                            13.04%                Analytic
     Special Custody Account                                                                    Defensive
     For Benefit of Customers                                                                  Equity Fund
     101 Montgomery Street
     San Francisco, CA 94104-4122
     ------------------------------------------------------------------------------------------------------
     National Financial Services Corp.                                      7.51%                Analytic
     FBO Exclusive Benefit of Our Customer                                                      Defensive
     Attn: Mutual Funds                                                                        Equity Fund
     200 Liberty Street
     New York, NY 10281-1003
     ------------------------------------------------------------------------------------------------------
     Analytic TSA Global Asset Mgt Inc.                                     6.04%                Analytic
     Inv Mgr Prison Law Office                                                                  Defensive
     Attn: Joy Yap                                                                             Equity Fund
     700 S Flower St., Ste 2400
     Los Angeles, CA  90017-4211
     ------------------------------------------------------------------------------------------------------
     IMS & Co.                                                             49.42%                Analytic
     For the Exclusive Benefit of Cust                                                        International
     P.O. Box 3865                                                                                 Fund
     Englewood, CO  80155-3865
     ------------------------------------------------------------------------------------------------------
     Analytic TSA Global Asset Management Inc.                             27.30%                Analytic
     Investment Manager for Prison Law Office                                                 International
     700 S. Flower Street, Suite 2400                                                              Fund
     Los Angeles,  CA  90017-4211
     ------------------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                                            14.57%                Analytic
     Special Custody Account                                                                  International
     For Benefit of Customers                                                                      Fund
     101 Montgomery Street
     San Francisco, CA 94104-4122
     ------------------------------------------------------------------------------------------------------
     Linda Gibson & Amit Nanavati Tr                                       5.36%                 Analytic
     UAM 401k Plan - Analytic Investors                                                       International
     c/o Horizon Benefits, Inc.                                                                    Fund
     Attn:  Trea Floyd
     5925 Carnegie Blvd. Suite 104
     Charlotte, NC  28209-4656
     ------------------------------------------------------------------------------------------------------
     Analytic TSA Global Asset Mgmt Inc.                                   33.53%                Analytic
     FBO Mountain Grove Cemetery Assn.                                                          Short-Term
     700 S. Flower St., Ste 2400                                                               Income Fund
     Los Angeles, CA  90017-4211
     ------------------------------------------------------------------------------------------------------

     Name and Address of Shareholder                          Percentage of Shares Owned       Fund
     ------------------------------------------------------------------------------------------------------
     Charles Schwab & Co. Inc.                                             21.22%                Analytic
     Special Custody Account for Benefit                                                        Short-Term
     Of Customers                                                                              Income Fund
     101 Montgomery St.
     San Francisco, CA  94104-4122
     ------------------------------------------------------------------------------------------------------
     UAM Trust Co. Cust.                                                   10.52%                Analytic
     IRA R/O Greg McMurran                                                                      Short-Term
     2116 Westwood Ave.                                                                        Income Fund
     Santa Ana, CA  92706-1924
     ------------------------------------------------------------------------------------------------------
     Lewis Gale Clinic Inc.                                                6.99%                 Analytic
     c/o Mr. Gil Coblentz                                                                       Short-Term
     1802 Braeburn Dr.                                                                         Income Fund
     Salem, VA  24153-7399
     ------------------------------------------------------------------------------------------------------


     Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. As of April 1, 2002, the directors and officers of the Company owned less than 1% of the outstanding shares of the Funds.*


     *This amount does not include securities held of record by Molly S. Mugler as trustee of certain 401(k) plans of Old Mutual affiliated companies and as to which beneficial ownership is disclaimed.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
--------------------------------------------------------------------------------

Who is the Investment Adviser of the Funds?

     Analytic Investors, Inc., located at 700 S. Flower Street, Suite 2400, Los Angeles, CA 90017, is the investment adviser to the Funds.


What is the History of the Adviser?

     The Adviser was founded in 1970 as Analytic Investment Management, Inc., one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt funds for fiduciaries and other long term shareholders. It is one of the oldest investment management firms in this specialized area. In 1985 it became a wholly-owned affiliate of Old Mutual US (formerly named United Asset Management Corporation). In January 1996, Analytic Investment Management, Inc. acquired and merged with TSA Capital Management which emphasizes U.S. and global tactical asset allocation, currency management, quantitative equity and fixed income management, as well as option and yield curve strategies.


     Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has 32 affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds of the UAM Funds Complex. Old Mutual US is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.


What is the Adviser's Philosophy?

     The Adviser utilizes state of the art quantitative investment management techniques in seeking to deliver superior investment performance. The Adviser believes that the use of such techniques allow it to fulfill its clients' objectives through rational, systematic identification of market opportunities, while minimizing the impact of human emotions which often dominate investment decision making. The firm has based its investment decisions on quantitative techniques for more than 25 years.


What is the Adviser's Investment Process and Style?


     Defensive Equity Fund

     The Fund is a stock portfolio that combines a quantitative approach to stock selection with a unique hedging style. As the name suggests, the goal of the portfolio is to allow shareholders to enjoy substantial protection against a declining stock market while still allowing for the shareholder to participate to a large degree in a rising stock market. The core strategy of the portfolio is based on a belief that there are five primary elements that drive an individual stock's performance: 1) relative valuation, 2) growth potential, 3) historical return momentum, 4) liquidity and 5) risk. The valuation process examines dozens of financial measures within these five elements. The Adviser accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, the Adviser has developed a unique weighting process for each of these financial measures which allows its approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The stock selection process commences by developing rankings for all the companies in the Equity

     Universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the Equity Universe. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the Equity Universe. Once established, this portfolio is strategically hedged to reduce the risk to the overall portfolio when individual stocks become excessively volatile. In the process, the Adviser's quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral.



     International Fund

     The Adviser believes the characteristics that drive stock prices can be systematically identified and measured. There are several basic elements used to determine a stock's attractiveness, including relative valuation, growth potential, historical return momentum, liquidity, and risk. The valuation process examines dozens of financial measures within these five elements. The Adviser accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, the Adviser has developed a unique weighting process for each of these financial measures, which allows its approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The International Equity process commences by developing rankings for all the companies in the International Equity Universe based on the combined attractiveness of the basic elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the International Equity Universe. In the process, the Adviser's quantitative approach greatly reduces the portfolio's exposure, relative to the International Equity Universe, to firm size, market style, country risk and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the International Equity Universe. The Fund seeks to be fully invested at all times.


     Short-Term Income Fund (formerly the Short-Term Government Fund)




     The Short-Term Income Fund is a fixed income fund that invests primarily in high-grade debt instruments of short maturities, three years or less. While the Fund invests more than half its assets in US Treasury and Agency securities, the portfolio management team enhances performances through three sources of value: (1) selected use of short-term corporate securities; (2) a sophisticated approach to finding and exploiting yield curve arbitrage opportunities; and (3) tactical investments in short-term interest rate differentials between major global economies.

Portfolio Management Teams

     Listed below are the investment professionals of the Adviser that form the teams primarily responsible for the day-to-day management of the Funds and a brief biographical description of each member.



     Manager                                     Experience
     ----------------------------------------------------------------------------------------------------------------------
     Harindra de Silva      Employment
                            -----------
                            4/98 to present      Analytic Investors, Inc., President
                            4/98 to present      Analytic/TSA Investors, Inc., President
                            10/96 to 4/98        Analytic Investors, Inc., Managing Director
                            5/95 to 10/96        Analytic Investors, Inc., Director of Research
                            10/97 to 4/98        Analytic/TSA Investors, Inc., Managing Director
                            1/99 to present      Analytic US Market Neutral, Ltd., Director
                            4/97 to 4/98         Analytic Optioned Equity Fund, President
                            4/86 to 3/98         Analysis Group (Economic Management Consultant), Principal
                            5/93 to 3/98         AG Risk Management (Investment Management Consultant), President
                                                 Analytic Series Fund, President

                            Education
                            ---------
                                                 Ph.D. in Finance from the University of California, Irvine
                                                 MBA in Finance and an MS in Economic  Forecasting  from the University of
                                                     Rochester

                                                 BS in Mechanical  Engineering from the University of Manchester Institute of Science and Technology
                            Other
                            -----
                                                 Chartered Financial Analyst
                                                 Member of Association for Investment Management and Research
                                                 Member of the American Finance Association
                                                 Member of the International Association of Financial Analysts
     ----------------------------------------------------------------------------------------------------------------------
     Dennis M. Bein         Employment
                            -----------
                            8/95 to present      Analytic Investors, Inc., Portfolio Manager
                            8/95 to present      Analytic/TSA Investors, Inc., Portfolio Manager
                            1990 to 1998         Analysis Group, Inc. (Economic Management Consultant), Senior Associate

                            Education
                            ---------
                                                 MBA from the Anderson  Graduate School of Management at the University of
                                                     California, Riverside
                                                 Undergraduate  studies  in  Business  Administration  from  the  Anderson
                                                     Graduate  School  of  Management  at the  University  of  California,
                                                     Riverside
                            Other
                            -----
                                                 Chartered Financial Analyst
                                                 Member of Association for Investment Management and Research
                                                 Member of the Institute of Chartered Financial Analysts
                                                 Member of the Los Angeles Society of Financial Analysts
     ----------------------------------------------------------------------------------------------------------------------


     Manager                                     Experience
     ----------------------------------------------------------------------------------------------------------------------
     Greg McMurran          Employment
                            -----------
                            1/98 to present      Analytic Investors, Inc., Chief Investment Officer
                            2/96 to 1/98         Analytic Investors, Inc., Director and Portfolio Manager
                            10/97 to present     Analytic/TSA Investors, Inc., Chief Investment Officer
                            10/76 to 2/96        Analytic Investment Management, Senior Vice President and Senior
                                                     Portfolio Manager

                            Education
                            ---------
                                                 MA in Economics at California State University, Fullerton
                                                 BS in Economics from the University of California, Irvine
     ----------------------------------------------------------------------------------------------------------------------
     Scott Barker           Employment
                            ----------
                            8/95 to present      Analytic Investors, Inc., Portfolio Manager
                            8/95 to present      Analytic/TSA Investors, Inc., Portfolio Manager
                            1993 to 1998         Analysis Group, Inc. (Economic Management Consultant), Research Analyst

                            Education
                            ---------
                                                 BA in Physics from Pomona College

                            Other
                            -----
                                                 Chartered Financial Analyst
                                                 Member of Association for Investment Management and Research
                                                 Member of the Los Angeles Society of Financial Analysts
     ----------------------------------------------------------------------------------------------------------------------
     Robert Murdock, Ph.D.  Employment
                            -----------
                            11/97 to present     Analytic Investors, Inc., Portfolio Manager
                            11/97 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                            9/91 to 7/97         Anderson  Graduate  School of Management at the University of California,
                                                   Los Angeles, Researcher.
                            9/89 to 8/91         Institute for Policy Reform, Manager

                            Education
                            ---------
                                                 Ph.D in management, Anderson Graduate School of Management at the
                                                     University of California, Los Angeles
                                                 MA in Economics from the University of Pennsylvania MBA,
                                                 Amos Tuck School of Business BS in economics and math from
                                                     University of Wyoming

     Douglas Savarese       Employment
                            ----------
                            8/96 to present      Analytic Investors, Inc., Portfolio Manager
                            8/96 to present      Analytic/TSA Investors, Inc., Portfolio Manager
                            11/97 to 10/98       Analysis Group (Economic Management Consultant), Senior Associate

                            Education
                            ---------
                                                 BA in Mathematics and BS in Business Studies from the Richard Stockton
                                                     College
     ----------------------------------------------------------------------------------------------------------------------
     Steven Sapra           Employment
                            ----------
                            9/99 to present      Analytic Investors, Inc., Portfolio Manager
                            9/99 to present      Analytic/TSA Investors, Inc., Portfolio Manager
                            7/97 to 8/99         BARRA, Inc., Consultant

                            Education
                            ---------
                                                 MA in economics, University of Southern California
                                                 BS in economics, California State Polytechnic University, Ponoma

Investment Advisory Agreement

     This section summarizes some of the important provisions of the Investment Advisory Agreements. The Company has filed the Investment Advisory Agreements with the SEC as part of its registration statement on Form N-1A.

     Service Performed by Adviser

     The Adviser:


     . Manages the investment and reinvestment of a Fund's assets;

     . Continuously reviews, supervises and administers the investment program of a Fund; and

     . Determines what portion of a Fund's assets will be invested in securities and what portion will consist of cash.

     Limitation of Liability

     In the absence of (1) willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties under an Investment Advisory Agreement, (2) reckless disregard by the Adviser of its obligations and duties under an Investment Advisory Agreement, or (3) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to a Fund or the Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under an Investment Advisory Agreement.


     Continuing an Investment Advisory Agreement

     An Investment Advisory Agreement continues in effect for periods of one year so long as such continuance is specifically approved at least annually by a:

     . (1) majority of those Board Members who are not parties to the Investment
       Advisory Agreement or interested persons of any such party; and

     . (2) majority of the Board Members or by a majority of the shareholders of a Fund.


     Terminating an Investment Advisory Agreement

     The Company may terminate an Investment Advisory Agreement at any time, without the payment of any penalty if:

     . A majority of a Fund's shareholders vote to do so or a majority of Board Members vote to do so; and


     . It gives the Adviser 60 days' written notice.


     The Adviser may terminate an Investment Advisory Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Company.

     An Investment Advisory Agreement will automatically and immediately terminate if it is assigned.

Advisory Fees

     For its services, the Defensive Equity Fund, International Fund and Short-Term Income Fund pay the Advisor a fee calculated at an annual rate of 0.60%, 1.00% and 0.30% of their average net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Funds paid the following in management fees to the Adviser:




                                            Investment Advisory         Investment Advisory         Total Investment
                                                 Fees Paid                  Fees Waived               Advisory Fees
     ----------------------------------------------------------------------------------------------------------------------
     Defensive Equity Fund+                       $192,755                     $68,167                   $260,922
          2001
     ----------------------------------------------------------------------------------------------------------------------
          2000                                    $249,371                    $103,000                   $352,371
     ----------------------------------------------------------------------------------------------------------------------
          1999                                    $302,138                     $94,228                   $396,366
     ----------------------------------------------------------------------------------------------------------------------

                                             Investment Advisory         Investment Advisory        Total Investment
                                                  Fees Paid                  Fees Waived              Advisory Fees
     ----------------------------------------------------------------------------------------------------------------------
     International Fund                              $   0                     $56,301                    $56,301
          2001
     ----------------------------------------------------------------------------------------------------------------------
          2000                                       $   0                     $67,968                    $67,968
     ----------------------------------------------------------------------------------------------------------------------
          1999                                       $   0                     $ 3,652                    $ 3,652
     ----------------------------------------------------------------------------------------------------------------------
     Short-Term Income Fund*
          2001                                       $   0                     $11,902                    $11,902
     ----------------------------------------------------------------------------------------------------------------------
          2000                                       $   0                     $11,038                    $11,038
     ----------------------------------------------------------------------------------------------------------------------
          1999                                       $   0                     $13,250                    $13,250


     + From August 31, 1998 to April 5, 1999, Pilgrim Baxter was the investment adviser to the portfolio and Analytic Investors, Inc. was the Fund's sub-adviser. During that period, any fees paid to Analytic Investors, Inc. were paid from Pilgrim Baxter advisory fees. Before August 31, 1998 Analytic Investors, Inc. was the investment adviser to the Fund.


     * From July 27, 1998 to April 5, 1999, Pilgrim Baxter was the investment adviser and Analytic Investors, Inc. was the Fund's sub-adviser. During that period, any fees paid to Analytic Investors, Inc. were paid from Pilgrim Baxter advisory fees. Before August 27, 1998 Analytic Investors, Inc. was the investment adviser to the Fund.


Annual Board Approval of Investment Advisory Agreements

     At a meeting held on March 21, 2002, the Board of the Company, including the Independent Board Members, approved the continuation of the investment advisory agreements with the Adviser with respect to each Fund for an additional one-year period. In connection with such approval, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to the Funds and the Adviser's experience and qualifications. Among other items, the directors also reviewed and considered: (1) a summary report by the Adviser reviewing economic and market conditions and portfolio performance; (2) soft dollar and brokerage commission reports; (3) a report on advisory fees which included information on gross and net total advisory fees; (4) reports comparing the advisory fees, total expense ratios, administrative expenses, total net assets, and cumulative and annualized total returns of each Fund to comparable data from Lipper Analytical Services; and (5) the Adviser's current Form ADV.

     The Board requested and was provided information it considered necessary to evaluate the Adviser and the investment advisory agreements. Based on the information presented, the Board concluded that the Adviser was qualified to manage the Funds and provided the services required by the Funds under the investment advisory agreements. The Board also considered the expenses incurred by the Adviser in the performance of such services and whether the compensation paid to the Adviser was fair and equitable. In its reasonable business judgement, the Board unanimously concluded that it was in the best interests of each Fund to continue its investment advisory agreement with the Adviser.

Distributor

--------------------------------------------------------------------------------

     Funds Distributor, Inc. ("FDI") serves as the Company's distributor. The Funds offer their shares continuously. While FDI will use its best efforts to sell shares of the Funds, it is not obligated to sell any particular amount of shares. FDI receives no compensation for its services as distributor for Institutional Class Shares. FDI, is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Prior to April 1, 2001, UAM Fund Distributors, Inc. served as the Company's distributor.


Shareholder Servicing Arrangements

--------------------------------------------------------------------------------

     Old Mutual (US) Holdings Inc. and each of its affiliates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or the Funds. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may also compensate its affiliated companies for referring shareholders to the Funds.


Administrative Services

--------------------------------------------------------------------------------

Administrator

     The Company and SEI Investments Mutual Funds Services ("Administrator") have entered into an administration agreement (the "Administration Agreement") dated April 1, 2001. Under the Administration Agreement, the Administrator provides the Company with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities to perform such administrative services.


     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it or its duties and obligations thereunder.


     Prior to April 1, 2001, UAM Fund Services, Inc. served as administrator and SEI served as sub-administrator to the Company and all of its Funds. For the last three fiscal years, the Funds paid the following in administration and sub-administrations fees.

                                              Total Administration Fee
-----------------------------------------------------------------------------
Defensive Equity Fund*

  2001                                             $102,277
-----------------------------------------------------------------------------
  2000                                             $186,244
-----------------------------------------------------------------------------
  1999                                             $186,052
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
International Fund

  2001                                              $65,033
-----------------------------------------------------------------------------
  2000                                              $86,022
-----------------------------------------------------------------------------
  1999                                              $19,672
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Short-Term Income Fund*

  2001                                              $62,614
-----------------------------------------------------------------------------
  2000                                              $77,709
-----------------------------------------------------------------------------
  1999                                              $62,048


         For the period from January 1, 2001 through March 31, 2001 and for the fiscal years ended December 31, 2000 and 1999, the Defensive Equity Fund paid UAM Fund Services, Inc. administration fees of $31,519, $186,244 and $186,052, respectively.

         For the period from January 1, 2001 through March 31, 2001 and for the fiscal years ended December 31, 2000 and 1999, the International Fund paid UAM Fund Services, Inc. administration fees of $20,335, $86,022 and $19,672, respectively.

         For the period from January 1, 2001 through March 31, 2001 and for the fiscal years ended December 31, 2000 and 1999, the Short-Term Income Fund paid UAM Fund Services, Inc. administration fees of $19,358, $77,709 and $62,048, respectively.

     + From August 31, 1998, to April 5, 1999, PBHG Fund Services, Inc. was the administrator to the Fund.


     * From July 27, 1998 to April 5, 1999, PBHG Fund Services, Inc. was the administrator to the Fund.



     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, Johnson Family Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, Schroder Series Trust, Schroder Capital Funds, Schroder Fund Advisors, Inc., SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust and Turner Funds.


     PBHG Shareholder Services Center, Inc. ("PBHGSSC") provides services as a shareholder servicing agent for each Fund pursuant to a Shareholder Services Agreement with the Company. The Company pays PBHGSSC monthly fees calculated at the annual rate set forth below:


     . $7,500 for the first operational class of a Fund; plus

     . $2,500 for each additional operational class of a Fund.


TRANSFER AGENT

--------------------------------------------------------------------------------

     DST Systems, Inc., ("DST") which has its principal offices at 333 West 11th Street, Fifth Floor, Kansas City, MO 64105, serves as transfer agent to the Company.

CUSTODIAN

--------------------------------------------------------------------------------

     First Union National Bank (successor to CoreStates Bank, N.A.), 530 Walnut Street, Philadelphia, PA 19106 provides for the custody of the Company's assets pursuant to the terms of a custodian agreement with the Company.

INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

     PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent accountant for the Company.


CODES OF ETHICS

--------------------------------------------------------------------------------

     The Company, FDI and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to purchase and sell securities for their personal accounts, including securities that may be purchased or held by a Fund. These codes of ethics are on public file with, and available from, the SEC.


BROKERAGE ALLOCATION AND OTHER PRACTICES

SELECTION OF BROKERS

--------------------------------------------------------------------------------

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Investment Advisory Agreement also directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. The Adviser may select brokers based on research, statistical and pricing services they provide to the Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the Adviser is required to perform under the Investment Advisory Agreement. In so doing, a Fund may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction. Ordinarily, however, the Adviser will seek the same commission rate structure from all brokers or dealers on all similar transactions regardless of research or other services provided to the Adviser. Research services provided by brokers through which a Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Fund. Such research includes research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.


     During the Defensive Equity Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $63,699,000, the total amount of transactions effected through brokers providing research services was $0 and the brokerage commissions paid to brokers providing research services was $0.


     During the International Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $896,000, the total amount of transactions effected through brokers providing research services was $0 and the brokerage commissions paid to brokers providing research services was $0.


     During the Short-Term Income Fund's most recent fiscal year, the total amount of securities transactions for the Fund was $25,921,000, the total amount of transactions effected through brokers providing research services was $0 and the brokerage commissions paid to brokers providing research services was $0.


     It is not the practice of the Company to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the Company may place trades with qualified broker-dealers who recommend the Company or who act as agents in the purchase of Company shares for their clients.


     A Fund may participate in a directed brokerage arrangement with SEI Investments Distribution Co. ("SIDCO"). Through this program, a Fund's investment adviser may, consistent with its obligation to obtain best execution, elect to direct a portion of the Fund's brokerage to SIDCO. SIDCO has established clearing relationships with a variety of domestic and international brokers. When Fund brokerage is directed to SIDCO, the Fund will receive credits that will be applied to reduce eligible fund expenses, such as legal fees, printing of shareholder reports, audit fees, insurance, pricing, custodian fees, transfer agent fees, trust fees and expenses, ratings fees, registration fees and organizational expenses. Where a Fund is operating under a voluntary expense limitation, the payment of Fund expenses with directed brokerage credits may not reduce Fund expenses below the level of such limitation but the Adviser may benefit through a reduction in the amount of fees being waived or reimbursed to the Fund by the Adviser. For its most recent fiscal year, each Fund did not direct any brokerage through SIDCO's designated brokers.


     As of December 31, 2001 the Analytic Portfolio did not hold securities of their regular brokers or dealers, as those terms are defined in rule 10b-1 of the 1940 Act.

SIMULTANEOUS TRANSACTIONS

--------------------------------------------------------------------------------

     The Adviser makes investment decisions for each Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the Adviser to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The Adviser strives to allocate such transactions among its clients, including the Funds, in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser are subject to review by the Company's Board.


BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------

Equity Securities

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.


Debt Securities

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will deal with primary market makers unless prices that are more favorable are otherwise obtainable.


Commissions Paid

     For the last three fiscal years, each Fund paid the following in brokerage commissions. Brokerage commissions have varied due to asset levels and redemption volumes.

                                                         Brokerage Commissions
     --------------------------------------------------------------------------
     Defensive Equity Fund
              2001                                              $185,217
     --------------------------------------------------------------------------
              2000                                              $219,526
     --------------------------------------------------------------------------
              1999                                              $282,632
     --------------------------------------------------------------------------
     International Fund
              2001                                              $ 18,910
     --------------------------------------------------------------------------
              2000                                              $ 20,099
     --------------------------------------------------------------------------
              1999                                               $ 1,281
     --------------------------------------------------------------------------

     Short-Term Income Fund
              2001                                               $ 2,322
     --------------------------------------------------------------------------
              2000                                               $ 1,540
     --------------------------------------------------------------------------
              1999                                               $ 5,010


CAPITAL STOCK AND OTHER SECURITIES

THE COMPANY

--------------------------------------------------------------------------------

     The Company was organized under the name "PBHG Advisor Funds, Inc." as a Maryland corporation on January 9, 1998 and is registered as an open-end management investment company under the 1940 Act. On April 6, 1999, the Company changed its name to "UAM Funds, Inc. II." The Company's address is One Freedom Valley Drive, Oaks, PA 19456; however, shareholders should direct all correspondence to the address listed on the cover of this SAI.

     Each Fund is a diversified series of the Company. This means that with respect to 75% of a Fund's total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). Each share of a Fund represents an equal proportionate interest in that Fund. The Company only offers one class of shares, Institutional Class Shares.

DESCRIPTION OF SHARES AND VOTING RIGHTS

--------------------------------------------------------------------------------

     The Company's Articles of Incorporation, as amended, provide that:

     (i) all consideration received by the Company for shares of Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto;

     (ii) each share of stock shall entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares of stock outstanding in such holder's name on the books of the Company, and all shares of stock shall be voted in the aggregate; provided, however, that to the extent series voting is required by the 1940 Act or Maryland law, or otherwise directed by the Board, as to any such matter, shares of stock shall be voted by series;

     (iii) in the event of the liquidation or dissolution of any series of stock of the Company, stockholders of such series shall be entitled to receive out of the assets of such series available for distribution to stockholders the assets belonging to such series; and the assets so distributable to the stockholders of such series shall be distributed among such stockholders in proportion to the number of shares of such series held by them and recorded on the books of the Company; and

     (iv) no holder of shares of stock of the Company shall, as such holders, have any preemptive rights to purchase or subscribe for any additional shares of stock of the Company or any other security of the Company.

     The Company will not hold annual meetings except when required to by the 1940 Act or other applicable law.

Dividend and Distribution Options

     There are three ways for shareholders to receive dividends and capital gains:

     . Income dividends and capital gains distributions are reinvested in additional shares at net asset value;

     . Income dividends are paid in cash and capital gains distributions are reinvested in additional shares at NAV; and

     . Income dividends and capital gains distributions are paid in cash.

     Unless the shareholder elects otherwise in writing, a Fund will automatically reinvest all dividends and distributions in additional shares of a Fund at NAV (as of the business day following the record date). Shareholders may change their dividend and distributions option by writing to a Fund at least three days before the record date for income dividend or capital gain distribution.


     Each Fund sends account statements to shareholders whenever it pays an income dividend or capital gains distribution.

FEDERAL TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year so that it generally will be relieved of federal income and excise taxes. If a Fund failed to so qualify: (1) it would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund was to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall, or, if the shortfall is large enough, a Fund could be disqualified as a regulated investment company.


     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     At December 31, 2001, the Analytic Funds had available the following capital loss carryovers for Federal income tax purposes, which will expire on the dates indicated:



                   2002      2003    2004      2005      2006     2007     2008      2009        Total        Post
                   ----      ----    ----      ----      ----     ----     ----      ----        -----        10/31
                                                                                                              Deferred
                                                                                                              Loss
                                                                                                              ----
Defensive Equity
Fund               $    -- $     --  $    --   $   --    $   --   $    --  $    --   $       --  $       --   $1,265,057

International Fund      --       --       --       --        --        --       --    1,727,552   1,727,552      305,979

Short-Term Income   37,587  257,536   444,657   3,860        --    70,796   20,184           --     834,620           --

Fund*


* For the year ended December 31, 2001, the Analytic Short-Term Income Fund utilized $9,042 of the capital loss carryovers.



PURCHASE, REDEMPTION AND PRICING OF SHARES

NET ASSET VALUE PER SHARE

--------------------------------------------------------------------------------

Calculating NAV

     The purchase and redemption price of the shares of a Fund is equal to its NAV of the Fund. Each Fund calculates its NAV by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. For purposes of this calculation:


     . Liabilities include accrued expenses and dividends payable; and

     . Total assets include the market value of the securities held by the Fund, plus cash and other assets plus income accrued but not yet received.

     Each Fund normally calculates its NAV as of the close of trading on the NYSE every day the NYSE is open for trading. The NYSE usually closes at 4:00 p.m. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


How a Fund Values its Assets

     Equity Securities

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the asked prices nor less than the bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Debt Securities

     Debt securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Debt securities may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value.

     Other Assets

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board.

Purchase of Shares

--------------------------------------------------------------------------------
     Service Agents may enter confirmed purchase orders on behalf of their customers. To do so, the Service Agent must receive your investment order before the close of trading on the NYSE and must transmit it to a Fund before the close of its business day to receive that day's share price. A Fund must receive proper payment for the order by the time it calculates its NAV on the following business day. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

     Shareholders can buy full and fractional (calculated to three decimal places) shares of a Fund. The Company will not issue certificates for fractional shares and will only issue certificates for whole shares upon the written request of a shareholder.

     The Company may reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts, such as employee benefit plans or under circumstances, where certain economies can be achieved in sales of the Fund's shares.

In-Kind Purchases

     At its discretion, the Company may permit investors to purchase shares of the Funds with securities, instead of cash. If the Company allows an investor to make an in-kind purchase, it will value such securities according to the policies described under "How a Fund Values its Assets" at the next determination of net asset value after acceptance. The Company will issue shares of a Fund at the NAV of the Fund determined as of the same time.


     The Company will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Company will only accept in-kind purchases if the transaction meets the following conditions:

     .  The securities are eligible investments for the Fund;

     .  The securities have readily available market quotations;

     . The shareholder represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

     . All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

     . Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.


Redemption of Shares

--------------------------------------------------------------------------------

     When you redeem, your shares may be worth more or less than the price you paid for them depending on the market value of the Fund's investments.

By Mail

     Requests to redeem shares must include:

     .  Share certificates, if issued;

     . A letter of instruction or an assignment specifying the number of shares or dollar amount the shareholder wishes to redeem signed by all registered owners of the shares in the exact names in which they are registered;

     .  Any required signature guarantees (see "Signature Guarantees"); and

     . Any other necessary legal documents for estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Telephone

     Shareholders may not do the following by telephone:

     . Change the name of the commercial bank or the account designated to receive redemption proceeds. To change an account in this manner, you must submit a written request signed by each shareholder, with each signature guaranteed.

     .  Redeem shares represented by a certificate.

     The Company and PBHGSSC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the shareholder to provide certain personal identification at the time an account is opened and before effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and shareholders may be required to provide additional telecopied written instructions of such transaction requests. The Company or PBHGSSC may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or PBHGSSC does not employ the procedures described above. Neither the Company nor PBHGSSC will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

Redemptions-In-Kind

     If the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

     The Company has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of a Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under "Net Asset Value per Share." A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.


Signature Guarantees

     The Company requires signature guarantees for certain types of documents, including:

     .  Written requests for redemption;

     . Separate instruments for assignment ("stock power"), which should specify the total number of shares to be redeemed; and

     .  On all stock certificates tendered for redemption.

     The purpose of signature guarantees is to verify the identity of the person who has authorized a redemption from your account and to protect your account, a Fund and its sub-transfer agent from fraud.

     A Fund will accept signature guarantees from any eligible guarantor institution, as defined by the Securities Exchange Act of 1934 that participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. You can get a complete definition of eligible guarantor institutions by calling 1-877-826-5465. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

Other Redemption Information

     Normally, the Company will pay for all shares redeemed under proper procedures within seven days after it received your request. However, the Company will pay your redemption proceeds earlier as applicable law so requires.

     The Company may suspend redemption privileges or postpone the date of payment:

     .  when the NYSE and custodian bank are closed;

     .  when trading on the NYSE is restricted;

     . during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to fairly determine the value of its assets; or


     .  for such other periods as the SEC may permit.


Exchange Privilege

--------------------------------------------------------------------------------
     The exchange privilege is only available with respect to UAM Funds that are qualified for sale in the shareholder's state of residence. Exchanges are based on the respective net asset values of the shares involved. The Institutional Class shares of UAM Funds do not charge a sales commission or charge of any kind for exchanges.

     Neither the Company nor any of its service providers will be responsible for the authenticity of the exchange instructions received by telephone. The Board may restrict the exchange privilege at any time. Such instructions may include limiting the amount or frequency of exchanges and may be for the purpose of assuring such exchanges do not disadvantage other mutual funds in the UAM Funds Complex and their shareholders.

Transfer Of Shares

--------------------------------------------------------------------------------
     Shareholders may transfer shares of a Fund to another person by making a written request to the Fund. Your request should clearly identify the account and number of shares you wish to transfer. All registered owners should sign the request and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Signature Guarantees." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

PERFORMANCE CALCULATIONS

     A Fund measures its performance by calculating its yield and total return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance. A Fund calculates its current yield and average annual total return information according to the methods required by the SEC.

TOTAL RETURN
--------------------------------------------------------------------------------
     Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     A Fund calculates its average annual total return by finding the average annual compounded rates of return over one, five and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each one, five and ten-year period and the deduction of all applicable Fund expenses on an annual basis.

     Each Fund calculates "average annual return (before taxes)" according to the following formula:


         P (1 + T)/n/ = ERV

         Where:

         P      =   a hypothetical initial payment of $1,000

         T      =   average annual total return

         n      =   number of years

         ERV    =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Set forth in the table below are the Funds' average annual returns for the one-year period and the five-year period ended December 31, 2001 and the shorter of the ten-year period ended December 31, 2001 or the period from a Fund's inception date through December 31, 2001.



                                                                                         Shorter of 10
                                                                                        Years or Since
                                                      One Year          Five Years         Inception       Inception Date
     -----------------------------------------------------------------------------------------------------------------------
     Defensive Equity Fund                              (1.98)%            11.30%           10.80%             7/1/78
     -----------------------------------------------------------------------------------------------------------------------
     International Fund                                (23.41)%              N/A           (11.27)%           9/30/99
     -----------------------------------------------------------------------------------------------------------------------
     Short-Term Income Fund                              7.02%              5.95%            5.59%             7/1/93


      * Cumulative since inception.

          The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund is contained in the Prospectus.

     "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


YIELD

--------------------------------------------------------------------------------

     Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all mutual funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     The current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     Yield is obtained using the following formula:

         Yield = 2[((a-b)/(cd)+1)/6/-1]

         Where:

         a =  dividends and interest earned during the period

         b =  expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period.

     Set forth in the table below are the yields for certain of the Defensive Equity Fund and the Short-Term Income Fund for the 30-day period December 31, 2001.

                                                         30-Day Yield
     ---------------------------------------------------------------------------
     Defensive Equity Fund                                   0.61%
     ---------------------------------------------------------------------------
     Short-Term Income Fund                                  2.29%



COMPARISONS

--------------------------------------------------------------------------------

     A Fund's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in this SAI. This information may also be included in sales literature and advertising.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Company or a Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see "Comparative Benchmarks" for publications, indices and averages that may be used.


     In assessing such comparisons of performance, a shareholder should keep in mind:

     . that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Fund;

     .   that the indices and averages are generally unmanaged;

     . that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its performance; and

     .   that shareholders cannot invest directly in such indices or averages.

     In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.


FINANCIAL STATEMENTS

     The following documents are included in the Funds' December 31, 2001 Annual
     Report:

     .   Financial statements for the fiscal year ended December 31, 2001.

     .   Financial highlights for the respective periods presented.

     .   The report of PricewaterhouseCoopers LLP.

     Each of the above-referenced documents is incorporated by reference into this SAI. However, no other parts of the Funds' Annual Report are incorporated by reference herein. Shareholders may get copies of the Funds' Annual Report free of charge by calling the UAM Funds at the telephone number appearing on the front page of this SAI.


GLOSSARY

     All terms that this SAI does not otherwise define, have the same meaning in the SAI as they do in the prospectus(es) of the Funds.

     1933 Act means the Securities Act of 1933, as amended.

     1934 Act means the Securities Exchange Act of 1934, as amended.

     1940 Act means the Investment Company Act of 1940, as amended.

     Adviser means Analytic Investors, Inc., the investment adviser of the Funds.


     Board Member refers to a single member of the Company's Board.

     Board refers to the Company's Board of Directors as a group.

     Company refers to UAM Funds, Inc. II.

     FDI is Funds Distributor, Inc., the Company's distributor.

     Fund refers to a single series of the Company, while Funds refer to all of the series of the Company. The Funds discussed in this Statement of Additional Information are the Analytic Defensive Equity Fund, Analytic International Fund and the Analytic Short-Term Income Fund (formerly the Analytic Short-Term Government Fund).


     Independent Board Member refers to Board Members that are not Interested Board Members.

     Interested Board Member refers to an "interested person" (as defined by the 1940 Act) of the Company. A Board Member may be an interested person of the Company because he is affiliated with one of the Company's investment advisers, Old Mutual (US) Holdings Inc. or the Company's principal underwriter.

     NAV is the net asset value per share of a Fund.

     NYSE is the New York Stock Exchange. Also known as "The Exchange" or "The Big Board."

     Old Mutual US is Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation).

     PBHGSSC is PBHG Shareholder Servicing Center, Inc., the Company's shareholder-servicing agent.


     SEC is the Securities and Exchange Commission. The SEC is the federal agency that administers most of the federal securities laws in the United States. In particular, the SEC administers the 1933 ACT, the 1940 ACT and the 1934 ACT.

     SEI is SEI Investments Mutual Funds Services, the Company's administrator.

     UAM Funds Complex includes UAM Funds, Inc., UAM Funds Trust, UAM Funds, Inc. II and all of their Funds.

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

--------------------------------------------------------------------------------



     Long-Term Credit Ratings

          The following summarizes the ratings used by Moody's for long-term debt:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt- edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Short-Term Credit Ratings

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 . Leading market positions in well-established industries.

                 . High rates of return on funds employed.

                 . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                 . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not              Issuers rated Not Prime do not fall within any of the Prime
Prime            rating categories.

     Notes to Short-Term and Long-Term Credit Ratings

          Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

     Municipal Note Ratings

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

     About Credit Ratings

         Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

STANDARD & POOR'S RATINGS SERVICES

     Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Short-Term Credit Ratings

          A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

A-1 A short-term obligation rated "A-1" is rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     *Notes to Short-Term and Long-Term Credit Ratings

         CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

     iPositive means that a rating may be raised.
     iNegative means that a rating may be lowered.
     iStable means that a rating is not likely to change.
     iDeveloping means a rating may be raised or lowered.
     iN.M. means not meaningful.

     Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     About Credit Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

     FITCH RATINGS
     ---------------------------------------------------------------------------

     Long-Term Credit  Ratings

     The following summarizes long-term ratings used by Fitch:

     Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment - grade category.

     Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicates that default of some kind appears probable, and "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                      Entities rated in this category have defaulted on some or
                 all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) or minus (-): may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categories below "CCC".

Short-Term Credit Ratings

          Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. Indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. Indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative credit quality. Indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Indicates a capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                Default.  Denotes actual or imminent payment default.

     Plus (+) or minus (-) may be appended to a rating other than "F1" to denote relative status within major ratings categories.

     Notes to Short-Term and Long-Term Credit Ratings

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlooks does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

          Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

     About Credit Ratings

     Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

     COMPARATIVE BENCHMARKS

          CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          Consumer Price Index (or Cost of Living Index) published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time in the price of goods and services in major expenditure groups.

          Donoghue's Money Fund Average -- is an average of all major money market fund yields, published weekly for 7 and 30-day yields.

          Dow Jones Industrial Average - a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

          Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper, Inc., Morningstar, Inc., The New York Times, Personal Investor, The Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

          Historical data supplied by the research departments of First Boston Corporation, J.P. Morgan & Co, Inc., Salomon Smith Barney, Merrill Lynch & Co., Inc., Lehman Brothers, Inc. and Bloomberg L.P.

          IBC's Money Fund Average/All Taxable Index - an average of all major money market fund yields, published weekly for 7- and 30-day yields.

          IFC Investable Composite Index - an unmanaged market capitalization-weighted index maintained by the International Finance Corporation. This index consists of over 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities by focusing on companies and markets that are legally and practically accessible to foreign investors.

          Lehman Brothers Indices:
          ------------------------

          Lehman Brothers Aggregate Bond Index - an unmanaged fixed income market value-weighted index that combines the Lehman Government/Credit Index, Lehman Mortgage-Backed Securities Index, and the Asset Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (Baa3) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

          Lehman Brothers Credit Bond Index - an unmanaged index of all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities, corporations, governmental agencies, or international agencies.

          Lehman Brothers Government Bond Index - an unmanaged treasury bond index including all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). In addition to the aggregate index, sub-indices cover intermediate and long term issues.

          Lehman Brothers Government/Credit Bond Index -- an unmanaged fixed income market value-weighted index that combines the Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (Baa3) or higher, with maturities of at least one year and outstanding par value of at least $150 million. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

          Lehman Brothers High Yield Bond Index - an unmanaged index of fixed rate, non-investment grade debt. All bonds included in the index are dollar denominated, nonconvertible, have at least one year remaining to maturity and an outstanding par value of at least $150 million.

          Lehman Brothers Intermediate Government/Credit Index - an unmanaged fixed income, market value-weighted index that combines the Lehman Brothers Government Bond Index (intermediate-term sub-index) and four corporate bond sectors.

          Lehman Brothers Mortgage-Backed Securities Index - an unmanaged index of all fixed-rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

          Lipper, Inc./Lipper Indices/Lipper Averages
          -------------------------------------------

          The Lipper Indices are equally weighted indices for typically the 30 largest mutual funds within their respective fund investment objectives. The indices are currently grouped in six categories: U.S. Diversified Equity with 12 indices; Equity with 27 indices, Taxable Fixed-Income with 20 indices, Tax-Exempt Fixed-Income with 28 indices, Closed-End Funds with 16 indices, and Variable Annuity Funds with 18 indices.

          In September, 1999, Lipper, Inc. introduced its new portfolio-based mutual fund classification method in which peer comparisons are based upon characteristics of the specific stocks in the underlying funds, rather than upon a broader investment objective stated in a prospectus. Certain of Lipper, Inc.'s classifications for general equity funds' investment objectives were changed while other equity objectives remain unchanged. Changing investment objectives include Capital Appreciation Funds, Growth Funds, Mid-Cap Funds, Small-Cap Funds, Micro-Cap Funds, Growth & Income Funds, and Equity Income Funds. Unchanged investment objectives include Sector Equity Funds, World Equity Funds, Mixed Equity Funds, and certain other funds including all Fixed Income Funds and S&P(R) Index Funds.

          Criteria for the Lipper Indices are: 1) component funds are largest in group; 2) number of component funds remains the same (30); 3) component funds are defined annually; 4) can be linked historically; and 5) are used as a benchmark for fund performance.

          Criteria for the Lipper Averages are: 1) includes all funds in the group in existence for the period; 2) number of component funds always changes; 3) universes are dynamic due to revisions for new funds, mergers, liquidations, etc.; and 4) will be inaccurate if historical averages are linked.

          Certain Lipper, Inc. indices/averages used by the UAM Funds may include, but are not limited to, the following:

          Lipper Short-Intermediate Investment Grade Debt Funds Average -- is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (BBB or higher) with dollar-weighted average maturities of one to five years or less. (Taxable Fixed-Income category)

          Lipper Balanced Fund Index - an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.(Equity category)

          Lipper Equity Income Fund Index - an unmanaged index of equity funds which seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities. (Equity category)

          Lipper Equity Mid Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. (Equity category)

          Lipper Equity Small Cap Fund Index - an unmanaged index of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase. (Equity category)


          Lipper Growth Fund Index - an unmanaged index composed of the 30 largest funds by asset size which invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. (Equity category)

          Lipper Mutual Fund Performance Analysis and Lipper -Fixed Income Fund Performance Analysis -- measures total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestments of all distributions, exclusive of any applicable sales charges.

          Merrill Lynch Corporate/Government Master Index -- is an unmanaged index composed of U.S. treasuries, agencies and corporates. Corporates are investment grade only (BBB or higher).


          Merrill Lynch 1-3 Year Treasury Index - an unmanaged index composed of U.S. treasury securities with maturities from 1 to 3 years.

          Morgan Stanley Capital International EAFE Index -- arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

          Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

          NASDAQ Composite Index -- is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market System traded foreign common stocks and ADRs.

          Nikkei Stock Average - a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange.

          New York Stock Exchange composite or component indices -- capitalization-weighted unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

          Russell U.S. Equity Indexes:
          ----------------------------

          Russell 3000(R)Index - measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

          Russell 1000(R) Index - an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

          Russell 2000(R) Index -- an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

          Russell Top 200(TM) Index - measures the performance of the 200 largest companies in the Russell 1000 Index, which represents approximately 75% of the total market capitalization of the Russell 1000 Index.

          Russell Midcap(TM) Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

          Russell 2500(TM) Index - an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

          Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

          Russell 3000(R) Value Index - measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

          Russell 1000(R) Growth Index - measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

          Russell 1000(R) Value Index - measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

          Russell 2000(R) Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

          Russell 2000(R) Value Index - measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

          Russell Top 200(TM) Growth Index - measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

          Russell Top 200(TM) Value Index - measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

          Russell Midcap(TM) Growth Index - measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

          Russell Midcap(TM) Value Index - measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

          Russell 2500(TM) Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

          Russell 2500(TM) Value Index - measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

          Ryan Labs 5-Year GIC Master Index - an arithmetic mean of market rates of $1 million GIC contracts held for five years. The market rates are representative of a diversified, investment grade portfolio of contracts issued by credit worthy insurance companies. The index is unmanaged and does not reflect any transaction costs. Direct investment in the index is not possible.

          Standard & Poor's U.S. Indices:
          -------------------------------

          In October 1999, Standard & Poor's and Morgan Stanley Capital International launched a new global industry classification standard consisting of 10 economic sectors aggregated from 23 industry groups, 59 industries, and 123 sub-industries covering almost 6,000 companies globally. The new classification standard will be used with all of their respective indices. Features of the new classification include 10 economic sectors, rather than the 11 S&P currently uses. Sector and industry gradations are less severe. Rather than jumping from 11 sectors to 115 industries under the former S&P system, the new system progresses from 10 sectors through 23 industry groups, 50 industries and 123 sub-industries.

          S&P 500 Index - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Widely regarded as the standard for measuring large-cap U.S. stock market performance. It is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500.

          S&P MidCap 400 Index -- consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value. It is used by over 95% of U.S. managers and pension plan sponsors. More than $25 billion is indexed to the S&P Midcap 400.


          S&P Small Cap 600 Index - an unmanaged index comprised of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index is comprised of stocks from the industrial, utility, financial, and transportation sectors. It is gaining wide acceptance as the preferred benchmark for both active and passive management due to its low turnover and greater liquidity. Approximately $8 billion is indexed to the S&P SmallCap 600.

          S&P SuperComposite 1500 - combines the S&P 500, MidCap 400, and SmallCap 600 Indices, representing 87% of the total U.S. equity market capitalization.


          S&P 100 Index - known by its ticker symbol OEX, this index measures large company U.S. stock market performance. This market capitalization-weighted index is made up of 100 major, blue chip stocks across diverse industry groups.

          S&P/BARRA Growth and Value Indices - are constructed by dividing the securities in the S&P 500 Index into two groups according to price-to-book ratio. The Value Index contains the companies with the lower price-to-book ratios; while the companies with the higher price-to-book ratios are contained in the Growth Index.


          S&P REIT Composite Index - launched in 1997, this benchmark tracks the market performance of U.S. Real Estate Investment Trusts, known as REITS. The REIT Composite consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. The Index covers over 80% of the securitized U.S. real estate market.

          S&P Utilities Stock Price Index - a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors and 8 telephone companies.

          Standard & Poor's CANADA Indices:
          ---------------------------------

          S&P/TSE Canadian MidCap Index - measures the performance of the mid-size company segment of the Canadian equity market.

          S&P/TSE Canadian SmallCap Index - measures the small company segment of the Canadian equity market.

          Standard & Poor's Global Indices:
          ---------------------------------

          S&P Global 1200 Index - aims to provide investors with an investable portfolio. This index, which covers 29 countries and consists of seven regional components, offers global investors an easily accessible, tradable set of stocks and particularly suits the new generation of index products, such as exchange-traded funds (ETFs).

          S&P Euro and S&P Euro Plus Indices - the S&P Euro Index covers the Eurobloc countries; the Euro Plus Index includes the Euro markets as well as Denmark, Norway, Sweden and Switzerland. The S&P Euro Plus Index contains 200 constituents, and the S&P Euro Index, a subset of Euro Plus, contains 160 constituents. Both indices provide geographic and economic diversity over 11 industry sectors.

          S&P/TSE 60 Index - developed with the Toronto Stock Exchange, is designed as the new Canadian large cap benchmark and will ultimately replace the Toronto 35 and the TSE 100.

          S&P/TOPIX 150 - includes 150 highly liquid securities selected from each major sector of the Tokyo market. It is designed specifically to give portfolio managers and derivative traders an index that is broad enough to provide representation of the market, but narrow enough to ensure liquidity.

          S&P Asia Pacific 100 Index - includes highly liquid securities from each major economic sector of major Asia-Pacific equity markets. Seven countries-- Australia, Hong Kong, Korea, Malaysia, New Zealand, Singapore, and Taiwan -- are represented in the new index.

          S&P Latin America 40 Index -part of the S&P Global 1200 Index, includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina, and Chile are represented in the new index.

          S&P United Kingdom 150 Index - includes 150 highly liquid securities selected from each of the new S&P sectors. The S&P UK 150 is designed to be broad enough to provide representation of the market, but narrow enough to ensure liquidity.

          Salomon Smith Barney Global excluding U.S. Equity Index - an unmanaged index comprised of the smallest stocks of the Bond Market Index (less than $1 billion market capitalization as of the annual reconstitution) including both developed and emerging markets but excluding the U.S.

          Salomon Smith Barney One to Three Year Treasury Index - an unmanaged index comprised of U.S. treasury notes and bonds with maturities of one year or greater, but less than three years.

          Salomon Smith Barney Three-Month T-Bill Average -- the average for all treasury bills for the previous three-month period.

          Salomon Smith Barney Three-Month U.S. Treasury Bill Index - a return equivalent yield average based on the last three 3-month Treasury bill issues.

          Savings and Loan Historical Interest Rates -- as published by the U.S. Savings and Loan League Fact Book.

          Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. treasury bills and inflation.

          Target Large Company Value Index - is a focused measurement of the large value sector of the market. The index is comprised of large companies that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available. A high quality profile is required, eliminating companies that are undergoing adverse financial pressures. Companies that do not fall clearly into the defined value category are eliminated.

          U.S. Three-Month Treasury Bill Average - the average return for all treasury bills for the previous three month period.

          Value Line Composite Index -- composed of over 1,700 stocks in the Value Line Investment Survey.

          Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities, including Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

          Wilshire REIT Index - measures U.S. publicly traded real estate investment trusts. This Index is a subject of the Real Estate Securities Index. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date.

          Note: With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated.

                                     PART C
                               UAM FUNDS, INC. II
                                OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: PRE 2 = Pre-Effective Amendment No. 2 filed on April 17, 1998; PEA 7 = Post-Effective Amendment No. 7, filed on April 7, 1999; PEA 8 = Post-Effective Amendment No. 8, filed on June 30, 1990; PEA 11 = Post-Effective Amendment No. 11 filed on September 23, 1999; PEA 12 = Post-Effective Amendment No. 12 filed on April 28, 2000; PEA No. 13 = Post-Effective Amendment No. 13 filed on February 27, 2001; PEA No. 14 = Post Effective Amendment No. 14 filed April 30, 2001; and PEA No. 15 = Post Effective Amendment No. 15 filed herewith.

   Exhibit                                                                                 Incorporated by
   -------                                                                                 Reference to (Location):
                                                                                           ------------------------
     A. 1.  Articles of Amendment and Reinstatement dated April 9, 1998                    PRE 2
        2.  Articles of Amendment to Articles of Incorporation filed April 7, 1999         PEA 8
        3.  Certificate of Change of Registered Agent and Address of UAM Funds, Inc. II    PEA 8
            filed April 7, 1999
        4.  Articles Supplementary dated April 9, 1998                                     PRE 2
        5.  Articles Supplementary filed April 7, 1999                                     PEA 7
        6.  Articles Supplementary filed June 29, 1999                                     PEA 14
        7.  Articles of Amendment dated November 16, 2001                                  Filed herewith
        8.  Articles Supplementary dated November 16, 2001                                 Filed herewith
        9.  Articles of Amendment dated January 14, 2002                                   Filed herewith
       10.  Articles Supplementary dated January 14, 2002                                  Filed herewith

    B.  1.  Amended and Restated By-Laws dated April 6, 1999                               PEA 8
        2.  Amendment to By-Laws dated September 13, 2000                                  PEA 13
        3.  Amendment to the By-Laws dated December 14, 2000                               PEA 13
        4.  Amendment to the By-Laws dated June 29, 2001                                   Filed herewith

        C.  The rights of security holders are defined in the Registrant's Articles of     PRE 2
            Amendments and Restatement and in the Registrant's By-Laws.

     D. 1.  Investment Advisory Agreement between Registrant and Analytic Investors,       PEA 13
            Inc. for Analytic Defensive Equity Fund dated November 3, 2000
        2.  Investment Advisory Agreement between Registrant and Analytic Investors,       PEA 13
            Inc. for Analytic Enhanced Equity Fund dated October 27, 2000
        3.  Investment Advisory Agreement between Registrant and Analytic Investors,       PEA 13
            Inc. for Analytic Master Fixed Income Fund dated November 3, 2000
        4.  Investment Advisory Agreement between Registrant and Analytic Investors,       PEA 13
            Inc. for Analytic Short-Term Income Fund dated October 27, 2000
        5.  Investment Advisory Agreement between Registrant and Analytic Investors,       PEA 13
            Inc. for Analytic International Fund dated December 15th, 2000

    E.  1.  Distribution Agreement between Registrant and Funds Distributor, Inc. dated    PEA 14
            as of April 1, 2001
       1.a  Amendment to the Distribution Agreement between Registrant and Funds           Filed herewith
            Distributor, Inc. dated as of June 15, 2001
        2.  Form of Selling Dealer Agreement - Institutional Service Class Shares          PEA 12
        3.  Form of Selling Dealer Agreement - Institutional Class Shares                  PEA 12
        4.  Form of Broker Services Agreement - Institutional Service Class Shares         PEA 12
        5.  Form of Broker Services Agreement - Institutional Class Shares                 PEA 12

        F.  Bonus or Profit Sharing Contracts                                              Not applicable

     G. 1.  Custodian Agreement between Registrant and CoreStates Bank, N. A. dated as     PRE 2
            of April 1, 1998
        2.  Rule 17f-5 Amendment to Custodian Agreement between Registrant and First       PEA 11
            Union National Bank dated as of August 19, 1999
        3.  Amendment to Custodian Agreement between Registrant and First Union National   Filed herewith
            Bank dated as of July 1, 2001

     H. 1.  Administration Agreement between Registrant and SEI Investment Mutual Funds    PEA 14
            Services dated as of April 1, 2001
        2.  Shareholder Services Agreement between Registrant and UAM Shareholders         PEA 14
            Service Center, Inc. dated as of October 26, 1998, as amended April 1, 2001
        3.  Agency Agreement between Registrant and DST Systems, Inc.                      Filed herewith

        I.  Opinion and Consent of Counsel                                                 Filed herewith

        J.  Consent of Independent Auditors                                                Filed herewith

        K.  Other Financial Statements                                                     Not applicable

        L.  Stock Subscription Agreement between the Registrant and Pilgrim Baxter &       PRE 2
            Associates, Ltd.

        M.  Rule 12b-1 Plan                                                                Not applicable

        N.  Rule 18f-3 Plan                                                                Not applicable

  O.    1.  Power of Attorney for John T. Bennett, Jr.                                     PEA 13
            Power of Attorney for Nancy J. Dunn                                            PEA 13
            Power of Attorney for Philip D. English                                        PEA 13
            Power of Attorney for William A. Humenuk                                       PEA 13

  P.    1.  Code of Ethics of the UAM Funds                                                Filed herewith
        2.  Code of Ethics of Funds Distributor, Inc. (distributor)                        Filed herewith
        3.  Code of Ethics of Analytic Investors, Inc. (investment adviser)                Filed herewith

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 25.  INDEMNIFICATION

Reference is made to Article SIXTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement, and as Exhibit No. A to PRE #2. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions for indemnification of SEI Investment Mutual Funds Services are contained in Section 5 of its Administration Agreement with the Registrant.

Provisions for indemnification of the Registrant's principal underwriter, Funds Distributor, Inc., are contained in Section 1.11 of its Distribution Agreement with the Registrant.

Provisions for indemnification of the Registrant's investment advisers are contained in Section 7 of their respective Investment Advisory Agreements with the Registrant.

Provisions for indemnification of PBHG Shareholder Services Center, Inc. (formerly named UAM Shareholder Services Center, Inc.) are contained in Section 11 of its Shareholder Services Agreement.

Provisions for indemnification of Registrant's Custodian, First Union National Bank, N.A. (formerly Core States Bank N.A.) are contained in Section 14 of its Fund Global Custody Agreement with the Registrant.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the caption "Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director, officer, or partner of other investment adviser of the Registrant is incorporated by reference to the Form ADV filed by Analytic Investors, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, under the file number 801-7082.

Analytic Investors, Inc. is an affiliate of Old Mutual (U.S.) Holdings Inc., a Delaware corporation owning firms engaged primarily in institutional investment management.

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a) Funds Distributor, Inc. ("FDI" or the "Distributor") acts as principal underwriter for the following investment companies:

GMO Trust
LaSalle Partners Funds, Inc.
LMCG Funds
Merrimac Series
Monetta Fund, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
The Saratoga Advantage Trust
Skyline Funds
St. Clair Funds, Inc.
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Trust
UAM Funds, Inc.
UAM Funds, Inc. II
UAM Funds Trust

FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

     (b) Information about Directors and Officers of FDI is as follows:

Lynn J. Mangum                   Director
William J. Tomko                 President
Kevin J. Dell                    Secretary
Edward S. Forman                 Assistant Secretary
Dennis R. Sheehan                Director/Treasurer
Donald W. Blodgett, Jr.          Financial Operations Officer
Charles L. Booth                 Vice President/Assistant Compliance Officer
Richard F. Froio                 Chief Compliance Officer/
                                 Executive Representative Supervising Principal


Item 27(c)     Not applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS
The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Adviser (Analytic Investors, Inc., 700 South Flower Street, Suite 2400, Los Angeles, CA 90017), the Registrant's Administrator (SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, PA 19456), the Registrant's Shareholder Servicing Agent (PBHG Shareholder Services Center, Inc., 825 Duportail Road, Wayne, PA 19087), the Registrant's Transfer Agent (DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105), the Registrant's Custodian Bank (First Union National Bank, 530 Walnut Street, Philadelphia, PA 19106) and the Registrant's Counsel, (Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996).

ITEM 29.  MANAGEMENT SERVICES

Not Applicable.

ITEM 30.  UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 30th day of April, 2002.

                                                    UAM FUNDS, INC. II


                                                    /s/ Scott F. Powers
                                                    -------------------
                                                    Scott F. Powers
                                                    President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post Effective Amendment No. 15 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                          Title                        Date
---------                          -----                        ----

/s/ Scott F. Powers
------------------------
Scott F. Powers                    Chairman and President       April 30, 2002


          *
------------------------
John T. Bennett, Jr.               Director                     April 30, 2002


          *
------------------------
Nancy J. Dunn                      Director                     April 30, 2002


          *
------------------------
Philip D. English                  Director                     April 30, 2002


          *
------------------------
William A. Humenuk                 Director                     April 30, 2002


/s/ Christopher F. Salfi           Treasurer                    April 30, 2002
------------------------
Christopher F. Salfi

 /s/ Linda T. Gibson
------------------------
  Linda T. Gibson
(Attorney-in-Fact)

*Indicates signed by Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit  Description
-------  -----------

  A.7    Articles of Amendment dated November 16, 2001

  A.8    Articles Supplementary dated November 16, 2001

  A.9    Articles of Amendment dated January 14, 2002

  A.10   Articles Supplementary dated January 14, 2002

  B.4    Amendment to the By-Laws dated June 29, 2001

  E.1.a. Amendment to Distribution Agreement between Registrant and Funds
         Distributor, Inc. dated June 15, 2001

  G.3 Amendment No. 2 to Custodian Agreement between Registrant and First Union National Bank (formerly CoreStates Bank N.A.) dated as of July 1, 2001

  H.3    Agency Agreement between Registrant and DST Systems, Inc.

  I.     Opinion of Drinker Biddle & Reath LLP

  J.     Consent of PricewaterhouseCoopers LLP

  P.1    Code of Ethics of the UAM Funds

  P.2    Code of Ethics of Funds Distributor, Inc. (distributor)

  P.3    Code of Ethics of Analytic Investors, Inc. (investment adviser)